(2_FIDELITY_LOGOS)FIDELITY

STOCK SELECTOR

ANNUAL REPORT
OCTOBER 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     22   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    26   Notes to the financial statements.

REPORT OF INDEPENDENT    30   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            31


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first 10 months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage of change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1996          PAST 1   PAST 5    LIFE OF
                                        YEAR     YEARS     FUND

Stock Selector                          13.51%   117.68%   231.57%

S&P 500(registered trademark)           24.10%   106.02%   178.57%

Growth Funds Average                    18.47%   90.28%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on September 28, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of 642 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1996    PAST 1   PAST 5   LIFE OF
                                  YEAR     YEARS    FUND

Stock Selector                    13.51%   16.83%   21.72%

S&P 500                           24.10%   15.55%   18.29%

Growth Funds Average              18.47%   13.44%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961106 173938 S00000000000001
             Stock Selector              SP Standard & Poor 500
             00320                       SP001
  1990/09/28      10000.00                    10000.00
  1990/10/31       9800.00                    10127.71
  1990/11/30      10660.00                    10781.96
  1990/12/31      11150.69                    11082.78
  1991/01/31      12313.89                    11565.99
  1991/02/28      13376.82                    12392.96
  1991/03/31      13948.39                    12692.87
  1991/04/30      14179.02                    12723.33
  1991/05/31      14800.74                    13272.98
  1991/06/30      13988.50                    12665.08
  1991/07/31      14640.29                    13255.27
  1991/08/31      14921.07                    13569.42
  1991/09/30      14870.93                    13342.81
  1991/10/31      15231.92                    13521.60
  1991/11/30      14670.38                    12976.68
  1991/12/31      16273.85                    14461.21
  1992/01/31      16763.21                    14192.24
  1992/02/29      17408.75                    14376.73
  1992/03/31      17065.16                    14096.39
  1992/04/30      16940.21                    14510.82
  1992/05/31      17002.68                    14581.92
  1992/06/30      16721.56                    14364.65
  1992/07/31      17398.34                    14952.17
  1992/08/31      16940.21                    14645.65
  1992/09/30      17127.63                    14818.47
  1992/10/31      17460.81                    14870.33
  1992/11/30      18210.47                    15377.41
  1992/12/31      18783.92                    15566.55
  1993/01/31      19306.58                    15697.31
  1993/02/28      19263.92                    15910.80
  1993/03/31      19957.25                    16246.51
  1993/04/30      19338.58                    15853.35
  1993/05/31      19882.58                    16278.22
  1993/06/30      20277.25                    16325.42
  1993/07/31      20234.58                    16260.12
  1993/08/31      21119.91                    16876.38
  1993/09/30      21706.57                    16746.43
  1993/10/31      21493.24                    17093.08
  1993/11/30      20767.91                    16930.70
  1993/12/31      21408.36                    17135.56
  1994/01/31      22447.38                    17718.17
  1994/02/28      22344.62                    17238.01
  1994/03/31      21339.85                    16486.43
  1994/04/30      21945.00                    16697.46
  1994/05/31      21750.89                    16971.30
  1994/06/30      21088.66                    16555.50
  1994/07/31      21408.36                    17098.52
  1994/08/31      22607.23                    17799.56
  1994/09/30      21785.15                    17363.47
  1994/10/31      22207.60                    17754.15
  1994/11/30      21134.33                    17107.54
  1994/12/31      21574.27                    17361.25
  1995/01/31      20851.51                    17811.42
  1995/02/28      22176.56                    18505.53
  1995/03/31      22995.69                    19051.63
  1995/04/30      23814.81                    19612.70
  1995/05/31      24212.33                    20396.62
  1995/06/30      26091.49                    20870.44
  1995/07/31      28091.12                    21562.50
  1995/08/31      28295.90                    21616.62
  1995/09/30      29645.04                    22528.84
  1995/10/31      29211.39                    22448.42
  1995/11/30      30006.42                    23433.90
  1995/12/31      29442.18                    23885.24
  1996/01/31      29813.69                    24698.29
  1996/02/29      30211.73                    24927.24
  1996/03/31      30463.83                    25167.29
  1996/04/30      31472.21                    25538.26
  1996/05/31      31949.87                    26196.89
  1996/06/30      31445.68                    26296.70
  1996/07/31      30092.32                    25134.91
  1996/08/31      30662.85                    25665.01
  1996/09/30      32321.38                    27109.43
  1996/10/31      33157.28                    27857.11
IMATRL PRASUN   SHR__CHT 19961031 19961106 173940 R00000000000076

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Stock Selector on September 28, 1990, when the fund started. As the chart shows, by October 31, 1996, the value of the investment would have grown to $33,157 - a 231.57% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $27,857 - a 178.57% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Paced by the robust performance
of blue chip stocks, the U.S. stock
market posted strong gains for the
year that ended October 31, 1996.
The Standard & Poor's 500 Index
returned 24.10% during the period
- well above its long-term average
of about 12%. The stock market
spent much of the past year
breaking price and trading volume
records. Solid corporate earnings
reports, large cash inflows into
mutual funds, widespread optimism
and a generally favorable interest
rate environment propelled share
prices higher. Large capitalization
stocks thrived as investors sought
their lower volatility and higher
degree of liquidity over smaller cap
stocks in an environment where it
was sometimes difficult to discern
the health of the economy. The Dow
Jones Industrial Average closed
above 6000 for the first time in
October. While short-term confusion
over the direction of interest rates
created a volatile backdrop in the
summer months, stocks rallied again
when the Federal Reserve Board
left short-term interest rates
unchanged and it appeared inflation
would not be an issue for the
remainder of 1996. Smaller-company
stocks posted strong gains at the
beginning of 1996, but trended
downward in the spring and
summer because their earnings
tend to be more affected by the
higher borrowing costs brought on
by higher rates. When interest rate
fears subsided, these stocks
rebounded, only to fade toward the
end of the period due to earnings
concerns and a general flight to
quality.
An interview with Brad Lewis, Portfolio Manager of Fidelity Stock Selector
Q. BRAD, HOW DID THE FUND PERFORM?
A. For the year that ended October 31, 1996, the fund returned 13.51%. The growth funds average for the same time period was 18.47%, according to Lipper Analytical Services.
Q. WHY DID THE FUND UNDERPERFORM?
A. Much of the damage occurred early in the fiscal year. I bought a number of semi-conductor, capital equipment and instrumentation stocks in November 1995 that had been declining since September. Unfortunately, the stocks continued to plummet and significantly underperformed the Standard & Poor's 500 Index during the first quarter of the fiscal year. Additionally, during the past 12 months, the market has been very tough on all but the biggest stocks. The traditionally low growth, high priced stocks that make up a good portion of the Standard & Poor's 500 Index have been rewarded with higher and higher stock prices, while the historically smaller, faster-growing stocks that this fund owns have been penalized. This divergence, known as market breadth, is difficult to overcome given the types of stocks this fund owns. Put another way, during the past six months, the S&P is up 9.08%, while the Russell 2000 is down 1.53%. This
10.6 percentage point spread is unusual and quite overwhelming. In addition, nearly 13% of the fund's investments are in foreign stocks and many international markets didn't perform very well during the period.
Q. WHAT CHANGES HAVE YOU MADE TO THE FUND'S QUANTITATIVE MODELS SINCE THE LAST REPORT SIX MONTHS AGO?
A. The quantitative group within Fidelity developed and is using a proprietary optimizer that is much more flexible than the commercial one I used before. An optimizer is the computer program that takes the expected returns of stocks and reconciles them with factors such as liquidity and desired industry weightings to help determine which stocks the fund should own.
Q. WHAT STOCKS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PAST SIX
MONTHS?
A. The fund was slightly overweighted in financial stocks versus the index, which helped performance. For instance, Travelers Group, the largest holding in the fund, performed well based on strong sales of its variable annuity products. In the third quarter of 1996, the stock's earnings per share increased by 29%. Bank of Boston, another financial holding, had high earnings growth in the second quarter of 1996. The company's business prospects continued to improve after its merger with BayBanks. Another financial holding, BankAmerica, had above-average credit quality, an increase of 19% in earnings per share and an upward earnings revision. Both Bank of Boston and BankAmerica were sold by the end of the period because I felt neither stock had significant upside potential.
Q. WHERE ELSE DID YOU FIND OPPORTUNITIES?
A. NIKE, another top 10 holding, also contributed to the fund's performance. The company had excellent business prospects during the period and saw increasing orders. Its revenues were up 34% in the third quarter of 1996. Another strong contributor was Safeway, a major supermarket chain, which experienced strong earnings growth and improving earnings estimates. I sold holdings in Safeway by the end of the period when I felt it had reached full value. Another holding, Clorox, benefited from the general rise in consumer nondurable stocks during the past six months.
Q. WHICH STOCKS PROVED DISAPPOINTING DURING THE PERIOD?
A. The fund suffered from its large holding in WorldCom, which lost 25% of its value after it announced it would purchase MFS Communications, another communications company. The stock, some of which I continue to hold, rebounded somewhat by the end of the period. Another holding, Northwest Airlines, suffered from rising fuel costs despite strong sales and earnings.
Q. WHAT'S YOUR VIEW ON FOREIGN STOCKS?
A. I've increased the fund's foreign holdings from 5.7% of investments six months ago to 12.7% of investments at the end of the period. The reason I did so is that the stock market in the U.S. continues to rise while certain economic indicaters are looking less favorable, which could lead to market volatility. When this happens, foreign markets look more attractive because they have a low correlation with the U.S. market.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. I expect earnings growth to decelerate, which will make stock selection much more important going forward. I welcome that change since I believe this fund can outperform in an environment of decelerating earnings because I try to emphasize stocks with earnings growth that is greater than the overall market.
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in common stocks that
are determined, through both
technical and fundamental
analysis, to be undervalued
compared to others in their
industries
FUND NUMBER: 320
TRADING SYMBOL: FDSSX
START DATE: September 28,
1990
SIZE: as of October 31, 1996,
more than $1.5 billion
MANAGER: Bradford Lewis,
since 1990; manager,
Fidelity Disciplined Equity,
since 1988; Fidelity Small
Cap Stock Fund, since
1993; joined Fidelity in 1985
(checkmark)
BRAD LEWIS ON HIS INVESTMENT
PHILOSOPHY:
"Smaller companies
generally have a much greater
potential for increasing their
earnings than do the larger
companies that dominate the
S&P 500 Index. However, in a
market environment in which
well-known consumer
nondurable companies are
favored over smaller,
higher-growth stocks, it's
difficult for smaller companies
to outperform the market.
"I think that altering this fund's
holdings in favor of
slower-growing, high-priced
stocks because they're
temporarily in favor would be
a disservice to shareholders.
That's not what this fund was
designed to do. Instead, my
goal is to maintain a diversified
portfolio of stocks whose
earnings and revenue growth
are stronger than that of the
overall market. I think that if I
continue to employ
quantitative and fundamental
research methods to
reconcile value and growth
with near-term earnings
prospects, the fund will be in a
better position to outperform
the overall market over time.
"During the past six months,
we've seen the market really
bid up expensive consumer
nondurable stocks. While it
may be frustrating in the near
term, I believe that investors
with a longer time horizon are
much better off owning smaller
stocks with better growth
prospects and lower
price-to-earnings multiples."
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1996
                          % OF FUND'S   % OF FUND'S
                          INVESTMENTS   INVESTMENTS
                                        IN THESE STOCKS
                                        6 MONTHS AGO

Travelers, Inc. (The)     3.9           3.0

Texaco, Inc.              3.5           2.9

NIKE, Inc. Class B        3.2           3.0

First Union Corp.         2.8           0.3

Merck & Co., Inc.         2.6           0.0

Texas Utilities Co.       2.4           2.7

Western Digital Corp.     2.1           0.0

WorldCom, Inc.            2.1           2.6

First Bank System, Inc.   1.8           0.6

Pitney Bowes, Inc.        1.6           0.0

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1996
             % OF FUND'S   % OF FUND'S
             INVESTMENTS   INVESTMENTS
                           IN THESE MARKET SECTORS
                           6 MONTHS AGO

Finance      18.1          23.3

Technology   13.7          22.2

Energy       11.5          10.8

Utilities    10.4          8.6

Health       8.4           5.8

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996 * AS OF APRIL 30, 1996 **
Row: 1, Col: 1, Value: 12.0
Row: 1, Col: 2, Value: 44.0
Row: 1, Col: 3, Value: 44.0
Row: 1, Col: 1, Value: 9.6
Row: 1, Col: 2, Value: 40.4
Row: 1, Col: 3, Value: 50.0
Stocks 88.0%
Short-term
investments 12.0%
FOREIGN
INVESTMENTS 12.7%
Stocks 90.4%
Short-term
investments 9.6%
FOREIGN
INVESTMENTS 5.7%
*
**
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 87.8%
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - 1.7%
CHEMICALS & PLASTICS - 1.2%
Bayer AG  60,000 $ 2,261
Cytec Industries, Inc. (a)  221,000  7,901
Hokko Chemical Industry Co. Ltd.   75,000  462
Raychem Corp.   75,000  5,859
Sealed Air Corp. (a)  75,000  2,916
Sekisui Chemical Co. Ltd.   60,000  668
  20,067
IRON & STEEL - 0.1%
Thyssen AG Ord.   5,000  894
METALS & MINING - 0.1%
Nittetsu Mining Co. Ltd.   80,000  684
Superior Telecom, Inc. (a)  42,500  755
  1,439
PAPER & FOREST PRODUCTS - 0.3%
Fort Howard Corp. (a)  215,000  5,509
TOTAL BASIC INDUSTRIES   27,909
CONGLOMERATES - 2.0%
AlliedSignal, Inc.   392,000  25,676
Harris Corp.   121,000  7,578
  33,254
CONSTRUCTION & REAL ESTATE - 1.2%
BUILDING MATERIALS - 0.8%
Armstrong World Industries, Inc.   126,000  8,410
USG Corp. (a)  149,000  4,396
  12,806
CONSTRUCTION - 0.2%
Crossman Communities, Inc. (a)  10,000  186
Daiwa House Industry Co. Ltd.   40,000  554
McDermott (J. Ray) SA  40,000  1,085
Sekisui House Ltd.   50,000  526
U.S. Home Corp. (a)  47,100  1,019
  3,370
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
ENGINEERING - 0.0%
Incentive AB Class A  15,000 $ 898
REAL ESTATE - 0.2%
Cheung Kong Holdings Ltd.   75,000  602
Stewart Enterprises, Inc. Class A  57,000  1,952
  2,554
TOTAL CONSTRUCTION & REAL ESTATE   19,628
DURABLES - 6.6%
AUTOS, TIRES, & ACCESSORIES - 1.9%
Lear Corp. (a)  119,900  4,436
Magna International, Inc. Class A  30,000  1,508
Scania AB, Series B (warrants) (a)  40,000  38
TRW, Inc.   152,000  13,756
Toyota Motor Corp.   450,000  10,616
United Auto Group, Inc.   2,300  79
  30,433
CONSUMER ELECTRONICS - 0.7%
Black & Decker Corp.   255,000  9,531
Citizen Watch Co. Ltd. Ord.   65,000  493
Matsushita Electric Industrial Co. Ltd.   75,000  1,197
Sony Corp.   20,000  1,198
  12,419
TEXTILES & APPAREL - 4.0%
Jones Apparel Group, Inc. (a)  136,000  4,250
NIKE, Inc. Class B  876,400  51,598
St. John Knits  40,000  1,830
VF Corp.   114,000  7,453
  65,131
TOTAL DURABLES   107,983
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - 11.5%
ENERGY SERVICES - 1.1%
Canadian Fracmaster Ltd. (a)  7,000 $ 32
IHC Caland NV  13,000  724
Noble Drilling Corp. (a)  803,000  14,956
Rowan Companies, Inc. (a)  100,000  2,237
  17,949
OIL & GAS - 10.4%
Chevron Corp.   397,000  26,103
Cooper Cameron Corp. (a)  100,900  6,445
National-Oilwell, Inc.   2,000  46
Norsk Hydro AS ADR  10,000  459
Parker & Parsley Petroleum Co.   100,000  2,875
Pennzoil Co.   96,000  4,896
Phillips Petroleum Co.   600,000  24,600
Royal Dutch Petroleum Co. ADR  159,000  26,295
Shell Transport & Trading Co. PLC (Reg.)  100,000  1,638
Texaco, Inc.   559,000  56,808
Total SA sponsored ADR  10,224  399
United Meridian Corp. (a)  56,000  2,639
Unocal Corp.   450,000  16,481
  169,684
TOTAL ENERGY   187,633
FINANCE - 18.1%
BANKS - 6.2%
ABN-AMRO Holdings NV  15,000  846
AmSouth Bancorporation  96,000  4,452
Australia & New Zealand Banking Group Ltd.   200,000  1,167
Comerica, Inc.   178,800  9,499
Credit National  6,000  316
Credito Italiano Ord.   300,000  306
Deutsche Bank AG  30,000  1,397
First Bank System, Inc.   458,000  30,228
First Union Corp.   637,122  46,351
Mercantile Bankshares Corp.   47,758  1,439
Mitsui Trust and Banking Co. Ltd.   50,000  482
ONBANCorp, Inc.   37,900  1,379
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
Skandinaviska Enskilda Banken Class A Free shares  80,000 $ 668
Societe Generale Class A  6,000  645
Stadshypotek, Series A  25,000  655
Swedbank Class A  65,000  1,027
  100,857
CLOSED END INVESTMENT COMPANY - 2.4%
All Seasons Global Fund, Inc.   108,300  474
Alliance Global Environment Fund  70,000  928
Austria Fund, Inc. (a)  351,000  3,071
Central European Equity Fund  51,284  1,006
Emerging Germany Fund, Inc. (a)  300,800  2,369
Emerging Markets Infrastructure Fund, Inc.   148,400  1,558
Five Arrows Chile Investment Trust Ltd.   1,650,000  4,785
France Growth Fund, Inc.   400,000  4,150
GT Global Developing Markets Fund  400,000  4,400
Global Health Sciences Fund (a)  20,000  340
Growth Fund of Spain, Inc.   411,000  4,983
Morgan Stanley Asia-Pacific Fund, Inc.   100,000  1,025
New Germany Fund, Inc. (The)   350,933  4,825
Southern Africa Fund, Inc.   30,600  505
TCW/DW Emerging Markets Opportunities Trust (SBI)  324,900  3,330
Templeton Dragon Fund, Inc.   85,000  1,190
  38,939
CREDIT & OTHER FINANCE - 1.6%
Aames Financial Corp.   20,000  892
Finova Group, Inc.   156,000  9,633
First USA, Inc.   1,122  65
Greenpoint Financial Corp.   273,000  12,694
Investor AB Class B Free shares  40,000  1,610
PHH Corp.   54,000  1,607
Southern Pacific Funding Corp. (a)  1,000  32
  26,533
INSURANCE - 5.0%
AMBAC, Inc.   52,000  3,250
American Reinsurance Corp.   70,000  4,506
Chiyoda Fire & Marine Insurance Co. Ltd.   60,000  309
Dai-Tokyo Fire & Marine Insurance Ord.   325,000  2,027
Dowa Fire & Marine Insurance Co. Ltd. (a)  150,000  741
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Old Republic International Corp.   185,500 $ 4,591
Royal & Sun Alliance Insurance Group PLC  101,207  694
Transatlantic Holdings, Inc.   29,000  2,088
Travelers, Inc. (The)  1,185,000  64,286
  82,492
SAVINGS & LOANS - 0.5%
Golden West Financial Corp.   116,000  7,525
SECURITIES INDUSTRY - 2.4%
Canadian General Investment Ltd.   30,000  323
Franklin Resources, Inc.   93,100  6,564
Lehman Brothers Holdings, Inc.   795,000  19,974
Nomura Securities Co. Ltd.   380,000  6,265
Peregrine Investments Holdings Ltd.   100,000  161
United Asset Management Corp.   270,000  6,615
  39,902
TOTAL FINANCE   296,248
HEALTH - 8.4%
DRUGS & PHARMACEUTICALS - 6.0%
Andrea-Noris Zahn  2,500  947
Astra AB Class A Free shares  15,000  688
Biogen, Inc. (a)   135,400  10,087
CIBA-GEIGY AG (Reg.)  2,000  2,456
Merck & Co., Inc.   574,000  42,548
Pfizer, Inc.   180,000  14,895
Sandoz AG (Reg.)  1,500  1,729
Schering-Plough Corp.   345,000  22,080
SmithKline Beecham PLC ADR  10,000  626
Takeda Chemical Industries Ltd.   100,000  1,710
  97,766
MEDICAL EQUIPMENT & SUPPLIES - 1.3%
Abbott Laboratories  418,000  21,161
Instrumentarium OY Class B  12,000  433
  21,594
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL FACILITIES MANAGEMENT - 1.1%
HEALTHSOUTH Rehabilitation Corp. (a)  100,000 $ 3,750
OrNda Healthcorp (a)  503,000  13,707
  17,457
TOTAL HEALTH   136,817
HOLDING COMPANIES - 0.0%
Partner Re Ltd.   30,000  863
INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%
ELECTRICAL EQUIPMENT - 0.4%
American Power Conversion Corp.  (a)  29,800  637
General Electric Co.   39,000  3,773
Omron Corp.   50,000  890
Twentsche Kabel Holding NV  7,500  349
  5,649
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
Dover Corp.   210,600  10,820
Mitsubishi Heavy Industries Ltd.   1,350,000  10,359
Robbins & Myers, Inc.   8,000  180
  21,359
POLLUTION CONTROL - 0.0%
Waste Management International PLC sponsored ADR (a)  60,000  548
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   27,556
MEDIA & LEISURE - 3.5%
BROADCASTING - 0.1%
Carlton Communications PLC  150,000  1,202
Grupo Radio Centro SA de CV sponsored ADR  17,900  123
  1,325
ENTERTAINMENT - 1.4%
Carnival Cruise Lines, Inc. Class A  404,000  12,170
King World Productions, Inc. (a)  286,000  10,296
  22,466
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
LEISURE DURABLES & TOYS - 0.8%
Callaway Golf Co.   456,000 $ 13,965
LODGING & GAMING - 0.8%
Homegate Hospitality, Inc.   35,300  309
International Game Technology Corp.   404,000  8,534
Promus Hotel Corp. (a)  153,000  4,858
  13,701
PUBLISHING - 0.3%
News Corp. Ltd. ADR  25,000  566
Schibsted AS, Series B  40,000  609
Washington Post Co. Class B  10,000  3,290
  4,465
RESTAURANTS - 0.1%
Foodmaker, Inc. (a)  157,000  1,531
Melco International Development Ltd.   75,000  26
  1,557
TOTAL MEDIA & LEISURE   57,479
NONDURABLES - 2.8%
BEVERAGES - 1.0%
Anheuser-Busch Companies, Inc.   360,000  13,860
Compania Cervejaria Brahma PN (Pfd. Reg.)  1,500,000  927
Kirin Brewery Co. Ltd.   20,000  205
Lion Nathan Ltd.   600,000  1,548
  16,540
FOODS - 0.1%
Cultor OY Ord., Series 2  15,000  680
Grand Metropolitan PLC  100,000  754
  1,434
HOUSEHOLD PRODUCTS - 1.7%
Clorox Co.   99,000  10,803
Kao Corp.   100,000  1,175
Unilever NV ADR  100,000  15,288
  27,266
TOTAL NONDURABLES   45,240
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
PRECIOUS METALS - 0.1%
Anglo American Corp. of South Africa Ltd. (Reg.)  10,000 $ 601
Western Mining Holdings Ltd.   46,367  291
  892
RETAIL & WHOLESALE - 5.6%
APPAREL STORES - 1.2%
Claire's Stores, Inc.   256,500  4,361
Gap, Inc.   519,000  15,051
Hibbett Sporting Goods, Inc. (a)  8,800  180
  19,592
DRUG STORES - 0.3%
Eckerd Corp. (a)  165,000  4,579
GENERAL MERCHANDISE STORES - 2.3%
Dayton Hudson Corp.   200,000  6,925
Family Dollar Stores, Inc.   135,000  2,295
Meyer (Fred), Inc. (a)  151,000  5,304
Proffitts, Inc. (a)  55,000  2,220
Woolworth Corp. (a)  995,000  20,895
  37,639
GROCERY STORES - 1.1%
American Stores Co.   230,000  9,516
Food Lion, Inc. Class A  175,000  1,498
Tesco PLC Ord.   600,000  3,251
Vons Companies, Inc. (a)  71,000  3,932
  18,197
RETAIL & WHOLESALE, MISCELLANEOUS - 0.7%
Borders Group, Inc. (a)  192,000  6,048
Sports Authority, Inc. (a)  131,000  3,177
Zale Corp. (a)  134,000  2,596
  11,821
TOTAL RETAIL & WHOLESALE   91,828
SERVICES - 0.4%
ADVERTISING - 0.1%
WPP Group PLC  400,000  1,484
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
EDUCATIONAL SERVICES - 0.0%
Educational Medical, Inc.   67,700 $ 679
SERVICES - 0.3%
Ecolab, Inc.   49,000  1,789
Robert Half International, Inc. (a)  50,000  2,006
Staffmark, Inc. (a)  23,700  308
  4,103
TOTAL SERVICES   6,266
TECHNOLOGY - 13.7%
COMMUNICATIONS EQUIPMENT - 0.2%
Newbridge Networks Corp. (a)  2,000  63
Octel Communications Corp. (a)  242,000  3,842
  3,905
COMPUTER SERVICES & SOFTWARE - 3.9%
Award Software International, Inc.   26,500  186
BMC Software, Inc.  (a)  135,500  11,247
Cadence Design Systems, Inc. (a)  726,475  26,516
Computer Associates International, Inc.   279,000  16,496
Compuware Corp. (a)  127,000  6,699
National Data Corp.   67,000  2,755
TALX Corp.   6,900  49
  63,948
COMPUTERS & OFFICE EQUIPMENT - 7.4%
Canon, Inc.   575,000  10,993
Comdisco, Inc.   63,000  1,882
Compaq Computer Corp. (a)  361,600  25,176
Dell Computer Corp. (a)  100,000  8,138
Ingram Micro, Inc. Class A  4,100  74
Micron Electronics, Inc. (a)  177,000  2,633
Pitney Bowes, Inc.   481,000  26,876
Ricoh Co. Ltd. Ord.   50,000  496
Sun Microsystems, Inc. (a)  111,000  6,771
Symbol Technologies, Inc. (a)  92,000  4,128
Western Digital Corp. (a)  706,900  34,285
  121,452
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - 1.5%
Intel Corp.   169,400 $ 18,613
Storage Technology Corp.  95,000  4,049
TDK Corp.   20,000  1,172
  23,834
PHOTOGRAPHIC EQUIPMENT - 0.7%
Fuji Photo Film Co. Ltd.   400,000  11,471
TOTAL TECHNOLOGY   224,610
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.0%
Helikopter Services AS  50,000  555
Maruzen Showa Unyu Co. Ltd.   80,000  391
  946
RAILROADS - 0.0%
Bombardier, Inc. Class B  20,000  323
SHIPPING - 0.1%
Shun Tak Holdings Ltd.   1,500,000  989
TOTAL TRANSPORTATION   2,258
UTILITIES - 10.4%
ELECTRIC UTILITY - 6.2%
American Electric Power Co., Inc.   645,000  26,767
CMS Energy Corp.   160,000  5,060
DQE, Inc.   244,800  7,038
Edison International  188,000  3,713
Empresa Nacional De Electricidad SA sponsored ADR  8,000  492
Hafslund ASA, Series B  40,000  294
Hawaiian Electric Industries, Inc.   46,000  1,639
Illinova Corp.   127,800  3,482
Ohio Edison Co.   298,000  6,221
Pinnacle West Capital Corp.   189,000  5,835
Texas Utilities Co.   962,300  38,973
Veba AG Ord.   35,000  1,868
  101,382
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
GAS - 1.1%
Columbia Gas System, Inc. (The)  102,000 $ 6,196
Williams Companies, Inc.   218,000  11,391
  17,587
TELEPHONE SERVICES - 3.1%
Smartalk Teleservices, Inc.   23,600  354
Stet (Societa Finanziaria Telefonica) Spa Ord.   250,000  866
Telebras sponsored ADR  10,000  745
Telecom Italia Mobile Spa  150,000  309
Telefonica de Espana SA sponsored ADR  225,000  13,556
Viatel, Inc.   35,300  424
WorldCom, Inc. (a)  1,404,000  34,222
  50,476
TOTAL UTILITIES   169,445
TOTAL COMMON STOCKS
(Cost $1,281,187)   1,435,909
NONCONVERTIBLE PREFERRED STOCKS - 0.2%
DURABLES - 0.2%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Volkswagen AG  8,000  2,445
FINANCE - 0.0%
CLOSED END INVESTMENT COMPANY - 0.0%
Thai Prime Fund   26,800  362
UTILITIES - 0.0%
TELEPHONE SERVICES - 0.0%
Stet (Societa Finanziaria Telefonica) Spa  250,000  666
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $2,959)   3,473
U.S. TREASURY OBLIGATIONS - 0.1%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
U.S. Treasury Bill, yields at date of purchase
 5.13% - 5.16%, 3/6/97 (Cost $1,960) $ 2,000 $ 1,965
CASH EQUIVALENTS - 11.9%
 MATURITY
 AMOUNT (000S)
Investments in repurchase agreements,
(U.S. Treasury obligations), in a joint
trading account at 5.54%, dated
10/31/96 due 11/1/96  $ 193,808  193,778
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,479,884)  $ 1,635,125
LEGEND
1. Non-income producing
OTHER INFORMATION
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  87.3%
Japan  4.0
Netherland  2.7
Spain  1.2
Germany  1.0
Others (individually less than 1%)  3.8
TOTAL  100.0%
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,479,897,000. Net unrealized appreciation aggregated $155,228,000, of which $176,302,000 related to appreciated investment securities and $21,074,000 related to depreciated investment securities. The fund hereby designates approximately $39,458,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) OCTOBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase                     $ 1,635,125
agreements of $193,778) (cost $1,479,884) -
See accompanying schedule

Receivable for investments sold                                               1,354

Receivable for fund shares sold                                               4,285

Dividends receivable                                                          1,452

Other receivables                                                             66

 TOTAL ASSETS                                                                 1,642,282

LIABILITIES

Payable to custodian bank                                          $ 129

Payable for investments purchased                                   46,469

Payable for fund shares redeemed                                    8,081

Accrued management fee                                              666

Other payables and accrued expenses                                 504

 TOTAL LIABILITIES                                                            55,849

NET ASSETS                                                                   $ 1,586,433

Net Assets consist of:

Paid in capital                                                              $ 1,261,803

Undistributed net investment income                                           11,825

Accumulated undistributed net realized gain (loss) on                         157,567
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                 155,238
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 63,471 shares outstanding                                    $ 1,586,433

NET ASSET VALUE, offering price and redemption price                          $24.99
per share ($1,586,433 (divided by) 63,471 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                     $ 18,663
Dividends

Interest                                                               9,000

 TOTAL INCOME                                                          27,663

EXPENSES

Management fee                                             $ 8,774
Basic fee

 Performance adjustment                                     (420)

Transfer agent fees                                         3,497

Accounting fees and expenses                                588

Non-interested trustees' compensation                       5

Custodian fees and expenses                                 139

Registration fees                                           247

Audit                                                       50

Legal                                                       10

Miscellaneous                                               12

 Total expenses before reductions                           12,902

 Expense reductions                                         (771)      12,131

NET INVESTMENT INCOME                                                  15,532

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      145,762

 Foreign currency transactions                              (13)

 Futures contracts                                          11,204     156,953

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      14,481

 Assets and liabilities in foreign currencies               (2)

 Futures contracts                                          788        15,267

NET GAIN (LOSS)                                                        172,220

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 187,752
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED    YEAR ENDED
                                                          OCTOBER 31,   OCTOBER 31,
                                                          1996          1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 15,532      $ 8,470
Net investment income

 Net realized gain (loss)                                  156,953       124,588

 Change in net unrealized appreciation (depreciation)      15,267        99,653

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           187,752       232,711
FROM OPERATIONS

Distributions to shareholders                              (9,746)       (6,170)
From net investment income

 From net realized gain                                    (101,358)     (33,320)

 TOTAL DISTRIBUTIONS                                       (111,104)     (39,490)

Share transactions                                         1,070,404     739,878
Net proceeds from sales of shares

 Reinvestment of distributions                             108,534       38,745

 Cost of shares redeemed                                   (804,151)     (648,629)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           374,787       129,994
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  451,435       323,215

NET ASSETS

 Beginning of period                                       1,134,998     811,783

 End of period (including undistributed net investment    $ 1,586,433   $ 1,134,998
income of $11,825 and $6,897, respectively)

OTHER INFORMATION
Shares

 Sold                                                      46,331        35,180

 Issued in reinvestment of distributions                   4,830         2,220

 Redeemed                                                  (34,501)      (32,323)

 Net increase (decrease)                                   16,660        5,077


FINANCIAL HIGHLIGHTS

                                  YEARS ENDED OCTOBER 31,

                                  1996                      1995      1994 B    1993      1992

SELECTED PER-SHARE DATA

Net asset value, beginning        $ 24.25                   $ 19.45   $ 20.15   $ 16.77   $ 15.19
of period

Income from Investment
Operations

 Net investment income             .24                       .19       .16       .19       .16

 Net realized and                  2.78                      5.57      .44       3.61      1.97
 unrealized gain (loss)

 Total from investment             3.02                      5.76      .60       3.80      2.13
 operations



Less Distributions

 From net investment income        (.20)                     (.15)     (.28)     (.10)     (.08)

 From net realized gain            (2.08)                    (.81)     (1.02)    (.32)     (.47)

 Total distributions               (2.28)                    (.96)     (1.30)    (.42)     (.55)

Net asset value, end of period    $ 24.99                   $ 24.25   $ 19.45   $ 20.15   $ 16.77

TOTAL RETURN A                     13.51%                    31.54%    3.32%     23.09%    14.63%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period         $ 1,586                   $ 1,135   $ 812     $ 599     $ 261
(in millions)

Ratio of expenses to               .89%                      1.03%     1.12%     1.11%     1.22%
average net assets

Ratio of expenses to average       .84%                      1.00%     1.09%     1.10%     1.22%
net assets after expense          C                         C         C         C
reductions

Ratio of net investment income     1.07%                     .99%      1.01%     1.52%     1.43%

to average net assets

Portfolio turnover rate            247%                      220%      187%      192%      268%

Average commission rate D         $ .0339


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Stock Selector (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income. which includes accretion of original issue discount, is
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $3,547,622,000 and $3,188,771,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $466,261,000 and $615,458,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus) .20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .58% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $511,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $719,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $6,000 and $46,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Stock Selector:
We have audited the accompanying statement of assets and liabilities of Fidelity Capital Trust: Fidelity Stock Selector, including the schedule of portfolio investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Capital Trust: Fidelity Stock Selector as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 6, 1996
DISTRIBUTIONS


The Board of Trustees of Fidelity Stock Selector voted to pay on December 9, 1996, to shareholders of record at the opening of business on December 6, 1996, a distribution of $1.92 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.23 per share from net investment income.
A total of 0.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 7% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1997 of these percentages for use in preparing 1996 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Bradford F. Lewis, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
* INDEPENDENT TRUSTEES
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

CAPITAL APPRECIATION
FUND
ANNUAL REPORT
OCTOBER 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     23   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    27   Notes to the financial statements.

REPORT OF INDEPENDENT    33   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            34

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first 10 months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1996                PAST 1   PAST 5    LIFE OF
                                              YEAR     YEARS     FUND

Capital Appreciation                          11.79%   102.41%   278.90%

Capital Appreciation (incl. 3% sales          8.44%    96.34%    267.53%
charge)

S&P 500(registered trademark)                 24.10%   106.02%   285.38%

Capital Appreciation Funds Average            17.31%   91.67%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 26, 1986. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of 184 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1996                 PAST 1   PAST 5   LIFE OF
                                               YEAR     YEARS    FUND

Capital Appreciation                           11.79%   15.15%   14.34%

Capital Appreciation (incl. 3% sales charge)   8.44%    14.45%   13.99%

S&P 500                                        24.10%   15.55%   14.54%

Capital Appreciation Funds Average             17.31%   13.36%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961111 091113 S00000000000001
             Capital Appreciation        SP Standard & Poor 500
             00307                       SP001
  1986/11/26       9700.00                    10000.00
  1986/11/30       9544.80                    10046.93
  1986/12/31       9244.10                     9790.74
  1987/01/31      10805.80                    11109.55
  1987/02/28      11610.90                    11548.38
  1987/03/31      12163.80                    11882.13
  1987/04/30      12280.20                    11776.38
  1987/05/31      12338.40                    11878.83
  1987/06/30      12852.50                    12478.71
  1987/07/31      14501.50                    13111.38
  1987/08/31      14278.40                    13600.44
  1987/09/30      14520.90                    13302.59
  1987/10/31      10543.90                    10437.21
  1987/11/30      10505.10                     9577.18
  1987/12/31      11024.66                    10306.01
  1988/01/31      11498.05                    10739.89
  1988/02/29      12507.95                    11240.37
  1988/03/31      12928.73                    10893.04
  1988/04/30      13360.04                    11013.95
  1988/05/31      13496.80                    11109.78
  1988/06/30      14233.18                    11619.71
  1988/07/31      14170.06                    11575.56
  1988/08/31      14012.26                    11181.99
  1988/09/30      14548.77                    11658.34
  1988/10/31      14895.92                    11982.44
  1988/11/30      14738.13                    11811.10
  1988/12/31      15171.97                    12017.79
  1989/01/31      15915.17                    12897.49
  1989/02/28      15745.30                    12576.34
  1989/03/31      16244.30                    12869.37
  1989/04/30      16998.39                    13537.29
  1989/05/31      17646.86                    14085.55
  1989/06/30      18050.83                    14005.27
  1989/07/31      19220.20                    15269.94
  1989/08/31      19294.61                    15569.23
  1989/09/30      19231.24                    15505.40
  1989/10/31      18432.60                    15145.67
  1989/11/30      18805.30                    15454.65
  1989/12/31      19254.57                    15825.56
  1990/01/31      18374.62                    14763.66
  1990/02/28      18617.77                    14954.11
  1990/03/31      18756.70                    15350.40
  1990/04/30      18096.75                    14966.64
  1990/05/31      19057.74                    16425.88
  1990/06/30      18884.07                    16314.19
  1990/07/31      18525.14                    16261.98
  1990/08/31      16591.58                    14791.90
  1990/09/30      15375.87                    14071.53
  1990/10/31      14878.00                    14011.03
  1990/11/30      15653.74                    14916.14
  1990/12/31      16234.17                    15332.30
  1991/01/31      16914.50                    16000.79
  1991/02/28      18228.25                    17144.84
  1991/03/31      18662.26                    17559.75
  1991/04/30      18732.64                    17601.89
  1991/05/31      18978.97                    18362.29
  1991/06/30      18415.93                    17521.30
  1991/07/31      19119.72                    18337.79
  1991/08/31      19107.99                    18772.40
  1991/09/30      18521.50                    18458.90
  1991/10/31      18157.87                    18706.25
  1991/11/30      17078.72                    17952.39
  1991/12/31      17856.62                    20006.14
  1992/01/31      18898.50                    19634.03
  1992/02/29      19679.91                    19889.27
  1992/03/31      19636.50                    19501.43
  1992/04/30      20200.85                    20074.77
  1992/05/31      20446.85                    20173.14
  1992/06/30      20432.38                    19872.56
  1992/07/31      20533.67                    20685.34
  1992/08/31      19708.85                    20261.30
  1992/09/30      19737.79                    20500.38
  1992/10/31      19853.56                    20572.13
  1992/11/30      20070.61                    21273.64
  1992/12/31      20779.52                    21535.31
  1993/01/31      21361.41                    21716.20
  1993/02/28      21820.88                    22011.54
  1993/03/31      23049.36                    22475.99
  1993/04/30      24154.99                    21932.07
  1993/05/31      24799.94                    22519.85
  1993/06/30      24876.72                    22585.15
  1993/07/31      25414.18                    22494.81
  1993/08/31      25752.01                    23347.37
  1993/09/30      25153.13                    23167.59
  1993/10/31      26627.31                    23647.16
  1993/11/30      26535.17                    23422.51
  1993/12/31      27722.80                    23705.93
  1994/01/31      29230.18                    24511.93
  1994/02/28      28601.27                    23847.65
  1994/03/31      27411.64                    22807.90
  1994/04/30      27579.19                    23099.84
  1994/05/31      27797.01                    23478.67
  1994/06/30      26875.47                    22903.45
  1994/07/31      27461.91                    23654.68
  1994/08/31      28551.00                    24624.52
  1994/09/30      28651.53                    24021.22
  1994/10/31      28483.98                    24561.70
  1994/11/30      28668.29                    23667.16
  1994/12/31      28421.43                    24018.15
  1995/01/31      29275.37                    24640.94
  1995/02/28      29813.73                    25601.19
  1995/03/31      29813.73                    26356.68
  1995/04/30      30649.11                    27132.89
  1995/05/31      30797.62                    28217.39
  1995/06/30      31503.05                    28872.88
  1995/07/31      33006.73                    29830.30
  1995/08/31      33990.62                    29905.18
  1995/09/30      34399.03                    31167.18
  1995/10/31      32876.78                    31055.91
  1995/11/30      33396.57                    32419.26
  1995/12/31      33755.50                    33043.66
  1996/01/31      35304.47                    34168.47
  1996/02/29      35163.65                    34485.21
  1996/03/31      35244.12                    34817.30
  1996/04/30      35827.50                    35330.51
  1996/05/31      36833.32                    36241.68
  1996/06/30      35726.92                    36379.76
  1996/07/31      33715.27                    34772.50
  1996/08/31      34841.79                    35505.86
  1996/09/30      36712.63                    37504.13
  1996/10/31      36752.86                    38538.49
IMATRL PRASUN   SHR__CHT 19961031 19961111 091116 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Capital Appreciation Fund on November 26, 1986, when the fund started, and a 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $36,753 - a 267.53% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $38,538 - a 285.38% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Paced by the robust performance
of blue chip stocks, the U.S. stock
market posted strong gains for the
year that ended October 31, 1996.
The Standard & Poor's 500 Index
returned 24.10% during the period
- well above its long-term
average of about 12%. The stock
market spent much of the past
year breaking price and trading
volume records. Solid corporate
earnings reports, large cash
inflows into mutual funds,
widespread optimism and a
generally favorable interest rate
environment propelled share prices
higher. Large capitalization stocks
thrived as investors sought their
lower volatility and higher degree of
liquidity over smaller cap stocks in
an environment where it was
sometimes difficult to discern the
health of the economy. The Dow
Jones Industrial Average closed
above 6000 for the first time in
October. While short-term
confusion over the direction of
interest rates created a volatile
backdrop in the summer months,
stocks rallied again when the
Federal Reserve Board left
short-term interest rates unchanged
and it appeared inflation would not
be an issue for the remainder of
1996. Smaller-company stocks
posted strong gains at the
beginning of 1996, but trended
downward in the spring and summer
because their earnings tend to be
more affected by the higher
borrowing costs brought on by
higher rates. When interest rate
fears subsided, these stocks
rebounded, only to fade toward the
end of the period due to earnings
concerns and a general flight to
quality.
An interview with Harry Lange, Portfolio Manager of Fidelity Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, HARRY?
A. For the 12 months that ended October 31, 1996, the fund generated a return of 11.79%. To get a feel for how the fund stacked up against its competition, the capital appreciation funds average returned 17.31% over the same time, as tracked by Lipper Analytical Services.
Q. WHAT FACTORS LED TO THIS RETURN DISCREPANCY?
A. There were a couple of reasons. When I began managing the fund in late March, the portfolio had a bias toward both value stocks and international stocks. Unfortunately, neither of these types of stocks enjoyed banner years. In addition, many of these holdings proved difficult to sell. Value stocks suffered due to the market favoring larger, more established companies with earnings growth momentum. International stocks, on the other hand, lagged mainly due to the strong performance of the U.S. stock market. In fact, as the period progressed, many foreign investors ignored "close to home" stocks, instead pouring money into the U.S. markets.
Q. WAS THERE ANYTHING ELSE THAT PROVED DISAPPOINTING?
A. As I mentioned, it was a period where "blue chip" stocks - the larger, better-known companies - thrived. During this time, the fund was exposed more to the small- and medium-sized stocks, and I wasn't able to participate as much as I would have liked in the large cap rally. A final factor I'd point to was the portfolio's electric utility positions. The entire sector turned in a subpar performance, and I've eliminated the fund's positions in this area.
Q. NOW THAT WE'VE DISCUSSED WHAT WENT WRONG, WHAT SORTS OF CHANGES DID YOU MAKE AS YOU SOUGHT TO ENHANCE PERFORMANCE?
A. I pretty much did a complete re-tooling, analyzing every single holding in the portfolio and mapping out my plan of action. While I focused on sectors that weren't performing well, I just didn't discard whole groups of stocks; it was more of an individual stock process. I sold off many of the value stocks I spoke of before because I felt I had waited long enough to see the value unlocked. It was time to move on. In an effort to achieve more of a growth-oriented foundation, I increased the fund's positions in the technology and retail sectors, both of which helped the fund's performance.
Q. THE FUND'S TECHNOLOGY HOLDINGS HAVE INCREASED OVER THE PAST YEAR, CLIMBING FROM 0.5% TO APPROXIMATELY 23%. CAN YOU GIVE US THE TECH STORY?
A. Sure. The technology sector includes a very high concentration of growth stocks, and as I intensified my search for good growth opportunities, I gravitated to this area of the market. Tech stocks attract a lot of attention from investors, mainly due to their aggressive nature. As a case in point, we witnessed what some would characterize as a classic tech stock sell-off in July. As a result, the markets, particularly the tech-heavy NASDAQ, had steep declines. What's interesting, though, is that this sector seems to bounce back quite nicely from adversity. My feeling is that the declines are usually so dramatic that the market tends to give up on tech stocks. We typically see a slowdown in the European business cycle each summer, which can extend to the U.S. market. People unfamiliar with this sector's intricacies have a tough time determining whether a sell-off means the end of a good run or if it's a typical seasonal trend. With the situation in July, it turned out that PC and chip demand was a lot healthier than most thought. It's definitely a sector that keeps you on your toes.
Q. HOW ABOUT INDIVIDUAL STOCKS? WHICH POSITIONS STIMULATED PERFORMANCE AND WHICH TURNED OUT TO BE DETRIMENTS?
A. The fund's return was bolstered by stocks such as General Electric and Cytec, as well as technology stocks such as Intel, IBM and Seagate. The technology companies benefited from the PC boom we saw during the period. For an international flavor, the fund also realized good results from Hennes & Mauritz, a clothing chain based in Sweden. On a negative note, clothing manufacturer Donnkenny and Security First Network Bank, a pioneer in Internet banking, hurt.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. I don't anticipate changing my growth stock strategy. I think the tech sector will remain a big position. It's an area that continues to show good growth prospects. I am a little wary, however, of consumer spending and the overall economy weakening. Less consumer spending would probably mean less retail exposure for the fund. As far as the market itself, it has reached historic highs during this period. The real worry, in my mind, is not that we're in for a big correction, but that the market will grow too rapidly for its own good.
FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in common
stocks
FUND NUMBER: 307
TRADING SYMBOL: FDCAX
START DATE: November
26, 1986
SIZE: as of October 31, 1996,
more than $1.5 billion
MANAGER: Harry Lange,
since March 1996; manager,
Select Computers Portfolio,
1992-
March 1996; Fidelity Select
Technology Portfolio 1993-
March 1996; Fidelity Select
Electronics Portfolio,
1993- 1995; research
director, Fidelity Investments
Far East, 1988-1992;
manager, Fidelity Select
Capital Goods Portfolio and
Fidelity Select Automation
and Machinery Portfolio,
1988; joined Fidelity in 1987
(checkmark)
HARRY LANGE DISCUSSES THE
PERFORMANCE OF INDIVIDUAL
SECTORS DURING THE PERIOD:
"Aside from the technology
story, there were some other
segments of the market that
had an impact on the fund
during the period. With
consumer spending at healthy
levels, RETAIL stocks enjoyed a
good ride. This sector had
been beaten up in the past,
but increased sales and
consolidation helped spur the
turnaround. One trend that I
played within the sector was
the teenage market, one of
the fastest-growing
demographic groups. Though
I don't remember this being
the case when I was a kid,
teenagers seem to have a lot
of money to spend. I bought
some clothing store stocks
that target this group, and
they did pretty well. The
fund's weighting in MEDIA
AND LEISURE stocks rose
during the period as well. This
is a wide-ranging group of
stocks - with everything from
newspapers to toys to
Harley-Davidson motorcycles
- and it produced good
results for the portfolio.
While I reduced my exposure
to TRANSPORTATION stocks,
particularly international
foreign tanker positions, I did
find some opportunities in the
domestic, growth-oriented
areas of the sector."
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1996
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  IN THESE STOCKS
                                                  6 MONTHS AGO

General Electric Co.               3.3            1.8

General Motors Corp.               3.2            0.0

Seagate Technology                 3.0            1.3

Intel Corp.                        2.8            0.0

International Business Machines    2.0            0.0
Corp.

Bergen Brunswig Corp. Class A      1.8            1.5

EMC Corp.                          1.8            0.6

American Express Co.               1.8            2.6

Compaq Computer Corp.              1.7            0.3

CUC International, Inc.            1.6            1.3

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1996
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    IN THESE MARKET
                                    SECTORS
                                    6 MONTHS AGO

Technology           22.5           22.1

Media & Leisure      10.3           8.4

Retail & Wholesale   9.7            3.4

Health               8.4            9.4

Durables             8.1            3.5

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996 * AS OF APRIL 30, 1996 **
1
Row: 1, Col: 1, Value: 6.5
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 43.5
Row: 1, Col: 4, Value: 50.0
Row: 1, Col: 1, Value: 6.0
Row: 1, Col: 2, Value: 2.0
Row: 1, Col: 3, Value: 42.0
Row: 1, Col: 4, Value: 50.0
Stocks 93.5%
Bonds 0.0%
Short-term
investments 6.5%
FOREIGN
INVESTMENTS 6.5%
Stocks 92.6%
Bonds 1.4%
Short-term
investments 6.0%
FOREIGN
INVESTMENTS 8.5%
**
*


INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.4%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 1.8%
AEROSPACE & DEFENSE - 0.7%
Harsco Corp.   81,700 $ 5,219
Lockheed Martin Corp.   74,648  6,690
  11,909
DEFENSE ELECTRONICS - 0.7%
Tracor, Inc. (a)  452,700  10,299
SHIP BUILDING & REPAIR - 0.4%
General Dynamics Corp.   100,000  6,862
TOTAL AEROSPACE & DEFENSE   29,070
BASIC INDUSTRIES - 1.6%
CHEMICALS & PLASTICS - 0.6%
AEP Industries, Inc.   23,000  1,107
Foamex International, Inc. (a)  100,000  1,562
Monsanto Co.   20,000  793
Seda Specialty Packaging Corp. (a)(b)  327,000  6,090
  9,552
IRON & STEEL - 0.2%
TriMas Corp.   108,300  2,491
METALS & MINING - 0.1%
Martin Marietta Materials, Inc.   77,181  1,833
PACKAGING & CONTAINERS - 0.3%
Owens-Illinois, Inc. (a)  361,200  5,599
PAPER & FOREST PRODUCTS - 0.4%
Mercer International, Inc. (SBI)  463,500  5,794
TOTAL BASIC INDUSTRIES   25,269
CONGLOMERATES - 0.5%
AlliedSignal, Inc.   100,000  6,550
Figgie International Holdings, Inc. Class A (a)  28,700  305
Tyco International Ltd.   20,000  993
  7,848
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - 6.4%
BUILDING MATERIALS - 0.4%
CalMat Co.   50,000 $ 931
Centex Construction Products, Inc.   200,000  3,125
Dexter Corp.   80,100  2,483
  6,539
CONSTRUCTION - 1.4%
Crossman Communities, Inc. (a)  203,500  3,790
Higashi Nihon House Co. Ltd.   200,000  2,877
Lennar Corp.   400,068  8,901
Pulte Corp.   262,000  6,943
  22,511
REAL ESTATE - 0.4%
Major Realty Corp. (a)(b)  680,000  1,105
Mitsubishi Estate Co. Ltd.   200,000  2,491
National Health Investors, Inc.   100,000  3,487
  7,083
REAL ESTATE INVESTMENT TRUSTS - 4.2%
Bay Apartment Communities, Inc.  26,000  780
Duke Realty Investors, Inc.   187,276  6,461
Equity Residential Properties Trust (SBI)  264,300  9,713
Excel Realty Trust, Inc.   581,800  12,727
Felcor Suite Hotels, Inc.  30,000  982
LTC Properties, Inc.   875,800  14,889
Patriot American Hospitality, Inc.  29,200  1,026
Public Storage, Inc.   285,300  6,562
RFS Hotel Investors, Inc.  469,100  7,623
Starwood Lodging Trust combined certificate (SBI)  137,400  6,183
  66,946
TOTAL CONSTRUCTION & REAL ESTATE   103,079
DURABLES - 8.1%
AUTOS, TIRES, & ACCESSORIES - 4.2%
General Motors Corp.   949,600  51,160
Lear Corp. (a)  200,000  7,400
Standard Products Co.   200,000  4,850
Wynn's International, Inc.   160,400  4,551
  67,961
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
CONSUMER DURABLES - 0.4%
Libbey, Inc.   245,600 $ 5,894
CONSUMER ELECTRONICS - 0.6%
Harman International Industries, Inc.  175,000  8,991
HOME FURNISHINGS - 1.5%
Ethan Allen Interiors, Inc.   300,000  10,725
Furniture Brands International, Inc. (a)  756,800  10,122
HON Industries, Inc.   49,000  1,715
O'Sullivan Industries Holdings (a)  123,600  1,437
  23,999
TEXTILES & APPAREL - 1.4%
Donna Karan International, Inc. (a)  3,000  55
Donnkenny, Inc. (a)(b)  1,059,100  13,371
Galey & Lord, Inc. (a)  285,100  3,956
Polymer Group, Inc. (a)  200,000  2,550
Quaker Fabric Corp. (a)  57,200  608
Supreme International Corp. (a)  165,300  2,810
  23,350
TOTAL DURABLES   130,195
ENERGY - 4.8%
ENERGY SERVICES - 0.9%
Pool Energy Services Co. (a)  363,000  5,354
Smedvig AS  220,000  4,934
Smedvig AS, Series B (a)  67,500  1,456
Transocean Offshore, Inc.   50,000  3,162
  14,906
OIL & GAS - 3.9%
Barrett Resources Corp. (a)  92,500  3,550
Chevron Corp.   60,000  3,945
Forcenergy Gas Exploration, Inc. (a)  474,500  12,989
Newport Petroleum Corp. (a)   148,500  782
Newport Petroleum Corp. (c)  310,000  1,633
Noble Affiliates, Inc.   200,000  8,700
Occidental Petroleum Corp.   86,100  2,109
Pogo Producing Co.   365,900  16,237
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Saga Petroleum AS Class B  575,000 $ 8,941
Swift Energy Co. (a)  114,000  2,793
  61,679
TOTAL ENERGY   76,585
FINANCE - 7.5%
BANKS - 0.3%
Canadian Imperial Bank of Commerce  100,000  4,162
CREDIT & OTHER FINANCE - 2.4%
Acom Co. Ltd.   50,000  1,916
American Express Co.   605,000  28,435
Associates First Capital Corp.   19,000  824
International Service Systems AS, Series B  235,150  6,654
  37,829
FEDERAL SPONSORED CREDIT - 1.1%
Federal National Mortgage Association  461,000  18,036
INSURANCE - 2.5%
Acceptance Insurance Co., Inc. (a)  500,000  10,125
American International Group, Inc.   184,900  20,085
Arbatax International, Inc. (a)  100,000  690
Life USA Holding, Inc. (a)  200,000  1,900
Mercury General Corp.   100,000  4,875
Reinsurance Group of America, Inc.   50,000  2,269
  39,944
SAVINGS & LOANS - 0.4%
Security First Network Bank (a)(b)  428,999  6,220
SECURITIES INDUSTRY - 0.8%
Lehman Brothers Holdings, Inc.   540,200  13,573
TOTAL FINANCE   119,764
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - 8.4%
DRUGS & PHARMACEUTICALS - 2.6%
Advanced Tissue Sciences Corp. Class A (a)  300,000 $ 4,875
Allergan, Inc.   100,000  3,050
Bristol-Myers Squibb Co.   120,000  12,690
Interneuron Pharmaceuticals, Inc. (a)  200,000  4,950
Pfizer, Inc.   200,000  16,550
  42,115
MEDICAL EQUIPMENT & SUPPLIES - 3.5%
Bergen Brunswig Corp. Class A  941,400  29,537
Biomet, Inc.   164,100  2,646
Boston Scientific Corp. (a)  50,000  2,719
Cooper Companies, Inc. (a)(b)  611,200  8,786
Gehe AG  50,000  3,376
Hoya Corp.   200,000  6,560
Merit Medical Systems, Inc. (a)  300,000  2,400
  56,024
MEDICAL FACILITIES MANAGEMENT - 2.3%
ARV Assisted Living, Inc. (a)  54,800  671
Alternative Living Services, Inc. (a)  188,500  2,710
Carematrix Corp.   48,000  768
Columbia/HCA Healthcare Corp.   150,000  5,363
HEALTHSOUTH Rehabilitation Corp. (a)  200,000  7,500
Home Health Corp. of America, Inc. (a)  200,000  2,525
Sunrise Assisted Living, Inc. (a)  102,000  2,346
Tenet Healthcare Corp. (a)  245,100  5,116
Universal Health Services, Inc. Class B (a)  386,900  9,672
  36,671
TOTAL HEALTH   134,810
INDUSTRIAL MACHINERY & EQUIPMENT - 4.9%
ELECTRICAL EQUIPMENT - 3.8%
General Electric Co.   550,000  53,213
Westinghouse Electric Corp.   400,000  6,850
  60,063
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
Case Corp.   100,000 $ 4,650
Duriron Co., Inc.   27,500  736
Ingersoll-Rand Co.   20,000  832
TRINOVA Corp.   50,000  1,644
  7,862
POLLUTION CONTROL - 0.6%
TETRA Technologies, Inc. (a)  490,500  10,239
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   78,164
MEDIA & LEISURE - 10.3%
BROADCASTING - 1.1%
Canal Plus SA  40,000  9,883
Canwest Global Communications Corp. (non-vtg.)  300,000  3,194
Heartland Wireless Communications, Inc. (a)  100,000  2,175
Home Shopping Network, Inc. (a)  200,000  2,025
Univision Communications, Inc. Class A (a)  1,500  50
  17,327
ENTERTAINMENT - 0.2%
Livent, Inc. (a)  300,000  3,138
LEISURE DURABLES & TOYS - 3.1%
Arctic Cat, Inc.   585,000  5,484
Callaway Golf Co.   147,000  4,502
Champion Enterprises, Inc. (a)  100,000  1,975
Harley-Davidson, Inc.   286,700  12,937
Hasbro, Inc.   529,000  20,565
Sports and Recreation, Inc. (a)  500,000  4,313
  49,776
LODGING & GAMING - 1.9%
HFS, Inc. (a)  84,400  6,182
Host Marriott Corp.   200,000  3,075
International Game Technology Corp.   400,000  8,450
Interstate Hotels Co. (a)  70,700  1,909
La Quinta Motor Inns, Inc.   300,000  6,000
Mirage Resorts, Inc. (a)  60,000  1,320
US Franchise Services, Inc. Class A (b)  122,800  1,780
Wyndham Hotel Corp. (a)  101,000  1,919
  30,635
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
PUBLISHING - 2.2%
Gibson Greetings, Inc. (a)  100,000 $ 1,562
Harcourt General, Inc.   81,700  4,065
Mecklermedia Corp. (a)  200,000  3,475
Playboy Enterprises, Inc. (a):
Class A  25,000  300
 Class B (b)  1,454,300  17,452
Times Mirror Co. Class A  200,000  9,250
  36,104
RESTAURANTS - 1.8%
ShowBiz Pizza Time, Inc. (a)  642,000  11,877
Starbucks Corp. (a)  500,000  16,250
  28,127
TOTAL MEDIA & LEISURE   165,107
NONDURABLES - 1.3%
AGRICULTURE - 0.2%
Northland Cranberries, Inc. Class A  175,000  3,369
BEVERAGES - 0.2%
Anheuser-Busch Companies, Inc.   100,000  3,850
Michigan Brewery, Inc. (a)  35,000  118
  3,968
HOUSEHOLD PRODUCTS - 0.9%
Premark International, Inc.   400,000  8,350
Safeskin Corp. (a)  145,800  5,741
Safety First, Inc. (a)  10,000  121
  14,212
TOTAL NONDURABLES   21,549
RETAIL & WHOLESALE - 9.6%
APPAREL STORES - 2.9%
Baby Superstore, Inc. (a)  45,700  1,240
Baker (J.), Inc.   338,800  1,821
Charming Shoppes, Inc. (a)  200,000  925
Footstar, Inc.   115,160  2,533
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
APPAREL STORES - CONTINUED
Haruyama Trading Co. Ltd.   400,000 $ 5,157
Hennes & Mauritz AB B Free shares  40,000  5,171
Melville Corp.   400,000  14,900
Ross Stores, Inc.   131,500  5,457
Saks Holdings, Inc. (a)  2,000  70
Urban Outfitters, Inc. (a)  600,000  9,450
  46,724
GENERAL MERCHANDISE STORES - 0.9%
Family Dollar Stores, Inc.   200,000  3,400
99 Cents Only Stores (a)  1,000  15
Wal-Mart Stores, Inc.   350,000  9,319
Woolworth Corp. (a)  100,000  2,100
  14,834
GROCERY STORES - 1.8%
Chain Store Okuwa Co. Ltd.   408,000  5,940
Performance Food Group Co. (a)  213,750  3,286
Quality Food Centers, Inc. (a)  162,500  5,931
Safeway, Inc. (a)  300,000  12,863
  28,020
RETAIL & WHOLESALE, MISCELLANEOUS - 4.0%
Daisytek International Corp. (a)  113,100  4,326
Duty Free International, Inc.   152,400  2,438
Gadzooks, Inc. (a)  36,250  1,051
Home Depot, Inc. (The)  320,000  17,520
Lowe's Companies, Inc.   200,000  8,075
Marks Brothers Jewelers, Inc. (a)  64,700  1,504
Pier 1 Imports, Inc.   600,000  8,400
Sodak Gaming, Inc. (a)  130,000  2,356
Staples, Inc. (a)  400,000  7,450
Tiffany & Co., Inc.   100,000  3,700
Toys "R" Us, Inc. (a)  50,000  1,694
Zale Corp. (a)  300,000  5,813
  64,327
TOTAL RETAIL & WHOLESALE   153,905
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - 1.7%
ADVERTISING - 0.1%
Leap Group, Inc.   160,000 $ 1,080
Snyder Communications, Inc. (a)  2,000  39
  1,119
LEASING & RENTAL - 0.0%
Team Rental Group, Inc. Class A (a)  3,100  58
SERVICES - 1.6%
Billing Information Concepts Corp. (a)  100,000  2,613
CDI Corp. (a)  200,000  5,500
Craig (Jenny), Inc. (a)  613,800  5,524
Medpartners, Inc. (a)  200,000  4,225
Service Corp. International  100,000  2,850
Volt Informations Sciences, Inc. (a)  159,200  6,129
  26,841
TOTAL SERVICES   28,018
TECHNOLOGY - 22.5%
COMMUNICATIONS EQUIPMENT - 0.5%
Cisco Systems, Inc. (a)  10,000  619
DSC Communications Corp.  (a)  100,000  1,387
Matsushita Communication Industrial Co. Ltd.   150,000  3,960
Network Equipment Technologies (a)  135,400  1,811
  7,777
COMPUTER SERVICES & SOFTWARE - 5.0%
Alphanet Solutions, Inc. (a)  125,000  1,500
BancTec, Inc. (a)  508,100  10,353
CUC International, Inc. (a)  1,020,000  24,990
Cadence Design Systems, Inc. (a)  60,000  2,190
Epic Design Technology (a)  100,000  2,450
FactSet Research Systems, Inc. (a)  6,000  144
4Front Software International, Inc. (a)  255,000  1,020
Inacom Corp. (a)  100,000  3,162
Koei Co. Ltd.   87,300  1,922
Lason, Inc. (a)  2,500  44
Learning Co., Inc. (a)  182,700  3,711
Logic Works, Inc. (a)  496,500  2,855
Mentor Graphics Corp. (a)  1,500,000  12,750
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Metromail Corp. (a)  1,800 $ 33
Microsoft Corp. (a)  10,400  1,427
MicroAge, Inc. (a)  339,300  6,786
Storm Technology, Inc.  (a)  6,000  67
Synopsys, Inc. (a)  80,000  3,600
Viewlogic Systems, Inc. (a)  227,500  2,147
  81,151
COMPUTERS & OFFICE EQUIPMENT - 12.4%
Adaptec, Inc. (a)  86,500  5,266
Comdisco, Inc.   800,100  23,903
Compaq Computer Corp. (a)  390,000  27,154
Diebold, Inc.   200,700  11,540
EMC Corp. (a)  1,120,000  29,400
FileNet Corp. (a)  27,200  772
Ingram Micro, Inc. Class A  4,000  72
International Business Machines Corp.   250,000  32,250
International Imaging Materials, Inc. (a)   3,100  73
Pomeroy Computer Resources, Inc. (a)  268,800  6,250
SCI Systems, Inc. (a)  99,700  4,960
Seagate Technology (a)  711,500  47,493
Tech Data Corp. (a)  361,100  9,298
  198,431
ELECTRONIC INSTRUMENTS - 0.7%
Quad Systems Corp. (a)  121,600  1,277
Teradyne, Inc. (a)  604,700  9,599
Thermo Optek Corp. (a)  500  6
  10,882
ELECTRONICS - 3.9%
Benchmark Electronics, Inc. (a)  52,800  1,564
Corcom, Inc. (a)  55,800  405
Hadco Corp. (a)  75,000  2,278
Intel Corp.   410,000  45,049
Lattice Semiconductor Corp. (a)  45,300  1,552
Minebea Co. Ltd.   300,000  2,523
S-3, Inc. (a)  148,200  2,797
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
Solectron Corp. (a)  87,300 $ 4,671
Zero Corp.   91,400  1,679
  62,518
TOTAL TECHNOLOGY   360,759
TRANSPORTATION - 1.5%
AIR TRANSPORTATION - 0.5%
America West Airlines, Inc. Class B (a)  509,000  5,853
Transat AT, Inc. (a)  104,900  2,116
  7,969
RAILROADS - 0.0%
CSX Corp.   300  13
SHIPPING - 0.7%
Bergesen Group Class A  475,000  10,355
International Shipholding Corp.   50,000  900
  11,255
TRUCKING & FREIGHT - 0.3%
M.S. Carriers, Inc. (a)  177,600  3,330
US Freightways Corp.   68,700  1,503
  4,833
TOTAL TRANSPORTATION   24,070
UTILITIES - 1.5%
CELLULAR - 0.4%
Nextel Communications, Inc. Class A (a)  100,000  1,600
360 Degrees Communications Co. (a)   200,000  4,525
  6,125
GAS - 0.2%
Sonat, Inc.   50,000  2,463
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 0.9%
U.S. Long Distance Corp.   100,000 $ 837
US West, Inc. (Media Group) (a)  300,000  4,688
WorldCom, Inc. (a)  400,000  9,750
  15,275
TOTAL UTILITIES   23,863
TOTAL COMMON STOCKS
(Cost $1,372,982)   1,482,055
PREFERRED STOCKS - 1.1%
CONVERTIBLE PREFERRED STOCKS - 0.1%
RETAIL & WHOLESALE - 0.1%
APPAREL STORES - 0.1%
TJX Companies, Inc., Series E, $7.00  6,000  1,335
NONCONVERTIBLE PREFERRED STOCKS - 1.0%
BASIC INDUSTRIES - 1.0%
METALS & MINING - 1.0%
Freeport-McMoran Copper & Gold, Inc.
depositary shares representing 0.025
shares silver denomination pfd.  858,600  16,635
TOTAL PREFERRED STOCKS
(Cost $18,067)   17,970
CASH EQUIVALENTS - 6.5%
 MATURITY
 AMOUNT
 (000S)
Investments in repurchase agreements,
(U.S. Treasury obligations), in a joint
trading account at 5.54%, dated
10/31/96 due 11/1/96  $ 104,190  104,174
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,495,223)  $ 1,604,199
LEGEND
1. Non-income producing
2. Affiliated company (see Note 8 of Notes to Financial Statements).
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,633,000 or 0.1% of net assets.
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,498,129,000. Net unrealized appreciation aggregated $106,070,000, of which $182,898,000 related to appreciated investment securities and $76,828,000 related to depreciated investment securities. The fund hereby designates approximately $36,888,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) OCTOBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase                       $ 1,604,199
agreements of $104,174) (cost $1,495,223) -
See accompanying schedule

Receivable for investments sold                                                 48,792

Receivable for fund shares sold                                                 858

Dividends receivable                                                            1,125

Other receivables                                                               125

 TOTAL ASSETS                                                                   1,655,099

LIABILITIES

Payable for investments purchased                                   $ 38,186

Payable for fund shares redeemed                                     3,217

Accrued management fee                                               531

Other payables and accrued expenses                                  485

Collateral on securities loaned, at value                            22,832

 TOTAL LIABILITIES                                                              65,251

NET ASSETS                                                                     $ 1,589,848

Net Assets consist of:

Paid in capital                                                                $ 1,303,216

Undistributed net investment income                                             11,097

Accumulated undistributed net realized gain (loss)                              166,563
on investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                   108,972
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 87,021 shares outstanding                                      $ 1,589,848

NET ASSET VALUE and redemption price per share                                  $18.27
($1,589,848 (divided by) 87,021 shares)

Maximum offering price per share (100/97.00 of $18.27)                          $18.84


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                      $ 28,120
Dividends (including $3,508 received from affiliated
issuers)

Interest (including income on securities loaned of $228)                5,557

 TOTAL INCOME                                                           33,677

EXPENSES

Management fee                                              $ 10,056
Basic fee

 Performance adjustment                                      (1,136)

Transfer agent fees                                          4,260

Accounting and security lending fees                         664

Non-interested trustees' compensation                        4

Custodian fees and expenses                                  404

Registration fees                                            45

Audit                                                        50

Legal                                                        12

Interest                                                     6

Miscellaneous                                                16

 Total expenses before reductions                            14,381

 Expense reductions                                          (1,189)    13,192

NET INVESTMENT INCOME                                                   20,485

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of           166,498
$15,536
 on sales of investments in affiliated issuers)

 Foreign currency transactions                               (297)      166,201

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                       (3,775)

 Assets and liabilities in foreign currencies                7          (3,768)

NET GAIN (LOSS)                                                         162,433

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 182,918
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED    YEAR ENDED
                                                          OCTOBER 31,   OCTOBER 31,
                                                          1996          1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 20,485      $ 39,326
Net investment income

 Net realized gain (loss)                                  166,201       117,941

 Change in net unrealized appreciation (depreciation)      (3,768)       85,556

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           182,918       242,823
FROM OPERATIONS

Distributions to shareholders                              (37,024)      (16,152)
From net investment income

 From net realized gain                                    (92,563)      (138,737)

 TOTAL DISTRIBUTIONS                                       (129,587)     (154,889)

Share transactions                                         483,167       711,829
Net proceeds from sales of shares

 Reinvestment of distributions                             127,052       152,268

 Cost of shares redeemed                                   (733,699)     (961,510)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (123,480)     (97,413)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (70,149)      (9,479)

NET ASSETS

 Beginning of period                                       1,659,997     1,669,476

 End of period (including undistributed net investment    $ 1,589,848   $ 1,659,997
income of $11,097 and $34,952, respectively)

OTHER INFORMATION
Shares

 Sold                                                      27,494        43,318

 Issued in reinvestment of distributions                   7,589         10,084

 Redeemed                                                  (41,809)      (57,882)

 Net increase (decrease)                                   (6,726)       (4,480)


FINANCIAL HIGHLIGHTS

                                    YEARS ENDED OCTOBER 31,

                                    1996                      1995      1994 C    1993      1992

SELECTED PER-SHARE DATA

Net asset value, beginning          $ 17.71                   $ 17.00   $ 17.34   $ 13.72   $ 15.48
of period

Income from Investment
Operations

 Net investment income               .15                       .36       .17       .14       .26

 Net realized and unrealized         1.81                      1.98      1.00      4.30      .73
 gain (loss)

 Total from investment               1.96                      2.34      1.17      4.44      .99
operations



Less Distributions

 From net investment income          (.40)                     (.17)     (.10)     (.18)     (.62)

 From net realized gain              (1.00)                    (1.46)    (1.41)    (.64)     (2.13)

 Total distributions                 (1.40)                    (1.63)    (1.51)    (.82)     (2.75)

Net asset value, end of period      $ 18.27                   $ 17.71   $ 17.00   $ 17.34   $ 13.72

TOTAL RETURN A, B                    11.79%                    15.42%    6.97%     34.12%    9.34%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 1,590                   $ 1,660   $ 1,669   $ 1,291   $ 1,009
(in millions)

Ratio of expenses to average         .87%                      1.09%     1.19%     .87%      .71%
net assets

Ratio of expenses to average net     .80%                      1.06%     1.17%     .86%      .71%
assets after expense                D                         D         D         D
reductions

Ratio of net investment income       1.24%                     2.31%     1.22%     .93%      1.63%
to average net assets

Portfolio turnover rate              205%                      87%       124%      120%      99%

Average commission rate E           $ .0037


E THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
F TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
G EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
I FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Capital Appreciation Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES -
CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $3,197,959,000 and $3,398,932,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus) .20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .54% of average net assets after the performance adjustment.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. During the period, FDC was paid a 3% sales charge on sales of shares of the fund. Prior to October 12, 1990, FDC was paid a 2% sales charge and a 1% deferred sales charge. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received sales charges and deferred sales charges of $505,000 and $321,000, respectively, on sales of shares of the fund.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,500,000 for the period.
5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, the value of the securities loaned and the value of collateral amounted to $22,019,000 and $22,832,000, respectively.
6. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $12,247,000 and $9,602,000, respectively. The weighted average interest rate was 5.7%.
7. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,092,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $49,000 and $48,000, respectively, under these arrangements.
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
DOLLAR AMOUNTS IN THOUSANDS       PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Abtrust Lloyds Insurance Trust PLC  $ - $ 2,314 $ 71 $ -
Acceptance Insurance Co., Inc.   7,708  14,490  -  -
Alphanet Solutions, Inc.   -  -  -  -
Angerstein Underwriting Trust PLC    -  10,178  171  -
Archer (AJ) Holdings PLC   904  1,696  28  -
Argonaut AB Class B Free shares    -  9,577  -  -
Atlantic Container Lines AB    30  4,920  -  -
Bergesen Group Class A    9,011  12,194  -  -
Bonheur AS    1,143  5,845  -  -
BT Shipping Ltd. ADR    -  6,383  -  -
CalMat Co.    10,879  22,000  375  -
Centerior Energy Corp.    11,895  46,670  2,080  -
CLM Insurance Fund PLC    -  6,518  168  -
Coeur d'Alene Mines Corp.    -  8,131  -  -
Concordia Maritime AB
 Class B Free shares    -  3,091  -  -
Cooper Companies, Inc.    289  -  -  8,786
Cytec Industries, Inc.    -  3,311  -  -
Donnkenny, Inc.    6,319  -  -  13,371
Dual Drilling Co.    144  2,372  -  -
Finsbury Underwriting Investment
 Trust PLC    -  2,446  33  -
First Olsen Tankers Ltd.    -  16,750  -  -
Frontline    1,898  6,278  -  -
Ganger Rolf AS    312  6,719  -  -
Genlyte Group, Inc.    -  5,444  -  -
Hancock Fabrics, Inc.    -  12,235  171  -
HCG Lloyds Investment Trust PLC    -  5,113  126  -
House of Fabrics, Inc.    -  87  -  -
HS Resources    5,752  7,709  37  -
ICB Shipping Class B   -  24,782  -  -
International Shipholding Corp.    -  4,152  75  -
Lonrho Ltd. Ord.    -  4,802  -  -
Major Realty Corp.    -  -  -  1,105
Masthead Insurance Underwriting PLC    -  3,134  96  -
Matheson Lloyds Investment Trust PLC    -  3,128  31  -
Maxco, Inc.    -  700  -  -
Medar, Inc.    -  4,064  -  -
8. TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
DOLLAR AMOUNTS IN THOUSANDS       PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Minsur SA Class T  $ - $ 32,744 $ - $ -
New London Capital PLC   -  4,766  -  -
Nordstrom & Thulin AB
 Class B Free shares   1,419  12,956  -  -
Ockham Holdings PLC   -  2,962  -  -
Paranapanema SA PN   46  26,440  -  -
Playboy Enterprises, Inc. Class B   8,107  -  -  17,452
Security First Network Bank   5,026  -  -  6,220
Seda Specialty Packaging Corp.   1,072  -  -  6,090
Smedvig AS   -  2,096  -  -
South Crofty Holdings Ltd.   -  -  -  -
Syndicate Capital Trust PLC   -  2,427  46  -
Teekay Shipping Corp.   -  -  -  -
US Franchise Services, Inc. Class A   -  -  -  1,780
War Eagle Mining, Inc.   240  2,075  -  -
TOTALS  $ 72,194 $ 353,699 $ 3,508 $ 54,804
9. LITIGATION.
In July 1994, a lawsuit was commenced against the fund and numerous other defendants as a defendants' class action suit by the Integra Unsecured Creditors' Trust. Plaintiff claims that a December 1988 spin-off in which Integra distributed to its shareholders (including the fund) its 90% interest in ShowBiz Pizza Time, Inc. was a fraudulent conveyance and an unlawful dividend. In June 1996, the United States Bankruptcy Court denied the defendants' motion to dispose of the case. Discovery on the merits has only recently commenced. The fund believes that the claims are without merit and intends to defend the proceedings vigorously.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Capital Appreciation Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Capital Trust: Fidelity Capital Appreciation Fund, including the schedule of portfolio investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Capital Trust: Fidelity Capital Appreciation Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 9, 1996
DISTRIBUTIONS


The Board of Trustees of Fidelity Capital Appreciation Fund voted to pay on December 9, 1996, to shareholders of record at the opening of business on December 6, 1996, a distribution of $1.54 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.12 per share from net investment income.
A total of 3.48% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 20% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders. The fund will notify shareholders in January 1997 of these percentages for use in preparing 1996 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
 To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
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Edward C. Johnson 3d
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(2_FIDELITY_LOGOS)FIDELITY

DISCIPLINED EQUITY
FUND
ANNUAL REPORT
OCTOBER 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     19   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    23   Notes to the financial statements.

REPORT OF INDEPENDENT    27   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            28


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first 10 months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage of change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1996          PAST 1   PAST 5    LIFE OF
                                        YEAR     YEARS     FUND

Disciplined Equity                      11.31%   102.36%   253.39%

S&P 500(registered trademark)           24.10%   106.02%   221.82%

Growth Funds Average                    18.47%   90.28%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on December 28, 1988. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of 642 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1996    PAST 1   PAST 5   LIFE OF
                                  YEAR     YEARS    FUND

Disciplined Equity                11.31%   15.14%   17.45%

S&P 500                           24.10%   15.55%   16.06%

Growth Funds Average              18.47%   13.44%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961106 161543 S00000000000001
             Disciplined Equity          SP Standard & Poor 500
             00315                       SP001
  1988/12/28      10000.00                    10000.00
  1988/12/31      10110.00                    10035.74
  1989/01/31      10980.00                    10770.35
  1989/02/28      10970.00                    10502.17
  1989/03/31      11330.00                    10746.87
  1989/04/30      11920.00                    11304.64
  1989/05/31      12360.00                    11762.47
  1989/06/30      12150.00                    11695.43
  1989/07/31      13130.00                    12751.52
  1989/08/31      13610.00                    13001.45
  1989/09/30      13680.00                    12948.15
  1989/10/31      13250.00                    12647.75
  1989/11/30      13440.00                    12905.76
  1989/12/31      13784.10                    13215.50
  1990/01/31      12825.74                    12328.74
  1990/02/28      13131.60                    12487.78
  1990/03/31      13661.76                    12818.71
  1990/04/30      13274.34                    12498.24
  1990/05/31      14497.78                    13716.82
  1990/06/30      14650.71                    13623.55
  1990/07/31      14599.73                    13579.95
  1990/08/31      13182.58                    12352.32
  1990/09/30      12428.12                    11750.77
  1990/10/31      12254.80                    11700.24
  1990/11/30      13233.55                    12456.07
  1990/12/31      13676.69                    12803.60
  1991/01/31      14479.98                    13361.83
  1991/02/28      15637.96                    14317.20
  1991/03/31      16013.52                    14663.68
  1991/04/30      16159.57                    14698.87
  1991/05/31      16785.50                    15333.87
  1991/06/30      15909.20                    14631.57
  1991/07/31      16702.05                    15313.41
  1991/08/31      17098.47                    15676.33
  1991/09/30      17035.88                    15414.54
  1991/10/31      17463.60                    15621.09
  1991/11/30      16806.37                    14991.56
  1991/12/31      18603.46                    16706.60
  1992/01/31      18983.82                    16395.86
  1992/02/29      19444.88                    16609.00
  1992/03/31      19202.82                    16285.13
  1992/04/30      19444.88                    16763.91
  1992/05/31      19479.46                    16846.05
  1992/06/30      19283.51                    16595.05
  1992/07/31      20205.61                    17273.78
  1992/08/31      19721.51                    16919.67
  1992/09/30      19848.30                    17119.32
  1992/10/31      19905.93                    17179.24
  1992/11/30      20620.56                    17765.05
  1992/12/31      21063.98                    17983.56
  1993/01/31      21471.19                    18134.62
  1993/02/28      21335.45                    18381.26
  1993/03/31      21989.46                    18769.10
  1993/04/30      21261.41                    18314.89
  1993/05/31      21915.42                    18805.73
  1993/06/30      22310.29                    18860.26
  1993/07/31      22199.24                    18784.82
  1993/08/31      23211.10                    19496.77
  1993/09/30      23939.14                    19346.64
  1993/10/31      24037.86                    19747.12
  1993/11/30      23297.48                    19559.52
  1993/12/31      23999.42                    19796.19
  1994/01/31      25174.30                    20469.26
  1994/02/28      24870.68                    19914.54
  1994/03/31      23629.79                    19046.27
  1994/04/30      24329.44                    19290.06
  1994/05/31      24184.23                    19606.42
  1994/06/30      23497.78                    19126.06
  1994/07/31      24078.62                    19753.40
  1994/08/31      25306.31                    20563.29
  1994/09/30      24580.26                    20059.48
  1994/10/31      25002.69                    20510.82
  1994/11/30      24250.23                    19763.82
  1994/12/31      24721.07                    20056.92
  1995/01/31      24335.23                    20576.99
  1995/02/28      25534.08                    21378.88
  1995/03/31      26167.95                    22009.77
  1995/04/30      26843.16                    22657.96
  1995/05/31      27669.96                    23563.59
  1995/06/30      28910.14                    24110.98
  1995/07/31      30660.18                    24910.50
  1995/08/31      30770.42                    24973.02
  1995/09/30      32024.39                    26026.88
  1995/10/31      31748.79                    25933.97
  1995/11/30      32217.31                    27072.47
  1995/12/31      31892.82                    27593.88
  1996/01/31      32449.09                    28533.18
  1996/02/29      32804.48                    28797.68
  1996/03/31      32959.00                    29075.00
  1996/04/30      33623.44                    29503.57
  1996/05/31      34504.20                    30264.47
  1996/06/30      34009.73                    30379.77
  1996/07/31      32109.14                    29037.60
  1996/08/31      32758.13                    29650.00
  1996/09/30      34318.77                    31318.70
  1996/10/31      35338.60                    32182.47
IMATRL PRASUN   SHR__CHT 19961031 19961106 161545 R00000000000098

$10,000 OVER LIFE OF FUND Let's say hypothetically that $10,000 was invested in Fidelity Disciplined Equity Fund on December 28, 1988, when the fund started. As the chart shows, by October 31, 1996, the value of the investment would have grown to $35,339 - a 253.39% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $32,182 - a 221.82% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Paced by the robust performance
of blue chip stocks, the U.S. stock
market posted strong gains for the
year that ended October 31, 1996.
The Standard & Poor's 500 Index
returned 24.10% during the period
- well above its long-term average
of about 12%. The stock market
spent much of the past year
breaking price and trading volume
records. Solid corporate earnings
reports, large cash inflows into
mutual funds, widespread optimism
and a generally favorable interest
rate environment propelled share
prices higher. Large capitalization
stocks thrived as investors sought
their lower volatility and higher
degree of liquidity over smaller cap
stocks in an environment where it
was sometimes difficult to discern
the health of the economy. The Dow
Jones Industrial Average closed
above 6000 for the first time in
October. While short-term confusion
over the direction of interest rates
created a volatile backdrop in the
summer months, stocks rallied again
when the Federal Reserve Board
left short-term interest rates
unchanged and it appeared inflation
would not be an issue for the
remainder of 1996. Smaller-company
stocks posted strong gains at the
beginning of 1996, but trended
downward in the spring and
summer because their earnings
tend to be more affected by the
higher borrowing costs brought on
by higher rates. When interest rate
fears subsided, these stocks
rebounded, only to fade toward the
end of the period due to earnings
concerns and a general flight to
quality.
An interview with Brad Lewis, Portfolio Manager of Fidelity Disciplined Equity Fund
Q. HOW DID THE FUND PERFORM, BRAD?
A. For the 12 months that ended October 31, 1996, the fund returned 11.31%. The growth funds average returned 18.47% for the same time period, according to Lipper Analytical Services.
Q. WHY DID THE FUND UNDERPERFORM?
A. Much of the damage occurred early in the fiscal year. I bought a number of semi-conductor, capital equipment and instrumentation stocks in November 1995 that had been declining since September. Unfortunately, the stocks continued to plummet and significantly underperform the Standard & Poor's 500 Index during the first quarter of the fiscal year. Additionally, during the past 12 months, the market has been very tough on all but the biggest stocks. The traditionally low-growth, high-priced stocks that make up a good portion of the Standard & Poor's 500 Index have been rewarded with higher and higher stock prices, while the historically smaller, faster-growing stocks that this fund owns have been penalized. This divergence, known as market breadth, is difficult to overcome given the types of stocks this fund owns. Put another way, during the past six months, the S&P is up 9.08%, while the Russell 2000, an index of smaller cap companies, is down 1.53%. This 10.6 percentage point spread is unusual and quite overwhelming.
Q. WHAT CHANGES HAVE YOU MADE TO THE FUND'S QUANTITATIVE MODELS SINCE THE LAST REPORT SIX MONTHS AGO?
A. The quantitative group within Fidelity developed and is using a proprietary optimizer that is much more flexible than the commercial one I used before. An optimizer is the computer program that takes the expected returns of stocks and reconciles them with factors such as liquidity and desired industry weightings to help determine which stocks the fund should own. Among other things, the new optimizer has allowed me to create a portfolio whose industry deviations from the market are lower than they've ever been. By that, I mean that the portfolio more closely mirrors the S&P 500, with respect to industry weightings. The 55 sectors we use to classify stocks have been replaced by a system that recognizes 18 sectors and thus more closely tracks the S&P. In addition, I've placed less emphasis on top-down industry models and more on bottom-up stock selection models, since they seem to work better in this type of market environment.
Q. WHAT STOCKS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PAST SIX
MONTHS?
A. The fund was slightly overweighted in financial stocks, which helped performance. For instance, Travelers, Inc., the largest holding in the fund, performed well based on strong sales of its variable annuity products. In the third quarter of 1996, the stock's earnings per share increased by 29%. Bank of Boston, another financial holding, had high earnings growth in the second quarter and continued to improve after its merger with BayBanks. However, we sold our position in Bank of Boston by the end of the period because I felt neither stock had significant upside potential.
Q. WHERE ELSE DID YOU FIND OPPORTUNITIES?
A. NIKE, another top 10 holding, also contributed to the fund's performance. The company had excellent business prospects during the period and saw increasing orders. Its revenues were up 34% in the third quarter of 1996. Another strong contributor was Safeway, a major supermarket chain, which experienced strong earnings growth and improving earnings estimates.
Q. WHICH STOCKS PROVED DISAPPOINTING DURING THE PERIOD?
A. The fund suffered from its large holding in WorldCom, which lost 25% of its value after it announced it would purchase MFS Communications, another communications company. The stock, some of which I continue to hold, rebounded somewhat by the end of the period.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. I expect earnings growth to decelerate, which will make stock selection much more important going forward. I welcome that change since I believe this fund can perform better in an environment of decelerating earnings because I try to own stocks with earnings growth that is greater than the overall market.
FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in a
diversified portfolio of
common stocks that the
manager determines, using
quantitative and fundamental
research, to be undervalued
compared to others in their
industries
FUND NUMBER: 315
TRADING SYMBOL: FDEQX
START DATE: December 28,
1988
SIZE: as of October 31, 1996,
more than $2.1 billion
MANAGER: Bradford Lewis,
since 1988; manager,
Fidelity Stock Selector, since
1990, and Fidelity Small Cap
Stock Fund, since 1993;
joined Fidelity in 1985
(checkmark)
BRAD LEWIS ON HIS INVESTMENT
PHILOSOPHY:
"Smaller companies generally
have a much greater potential for
increasing their earnings than do
the larger companies that
dominate the S&P 500 Index.
However, in a market
environment in which
well-known consumer
nondurable companies are
favored over smaller,
higher-growth stocks, it's
difficult for smaller companies
to outperform the market.
"I think that altering this fund's
holdings in favor of
slower-growing, high-priced
stocks because they're
temporarily in favor would be
a disservice to shareholders.
That's not what this fund was
designed to do. Instead, my
goal is to maintain a diversified
portfolio of stocks whose
earnings and revenue
growth are stronger than that
of the overall market. I think that
if I continue to employ
quantitative and fundamental
research methods to reconcile
value and growth with
near-term earnings
prospects, the fund will be in a
better position to outperform
the overall market over time.
"During the past six months,
we've seen the market really bid
up expensive consumer
nondurable stocks. While it
may be frustrating in the near
term, I believe that investors
with a longer time horizon are
much better off owning smaller
stocks with better growth
prospects and lower
price-to-earnings multiples."
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1996
                        % OF FUND'S    % OF FUND'S
                        INVESTMENTS    INVESTMENTS
                                       IN THESE STOCKS
                                       6 MONTHS AGO

Travelers, Inc. (The)   3.7            2.7

Procter & Gamble Co.    3.3            0.0

General Electric Co.    3.1            0.0

Callaway Golf Co.       2.7            2.3

NIKE, Inc. Class B      2.5            2.7

WorldCom, Inc.          2.5            3.8

Merck & Co., Inc.       2.4            0.0

Unocal Corp.            2.4            0.0

AlliedSignal, Inc.      2.4            0.0

Amgen, Inc.             2.3            0.0

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1996
             % OF FUND'S    % OF FUND'S
             INVESTMENTS    INVESTMENTS
                            IN THESE MARKET SECTORS
                            6 MONTHS AGO

Finance      13.3           27.3

Utilities    11.5           9.1

Technology   10.5           12.0

Energy       9.8            9.1

Health       8.4            8.6

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996 * AS OF APRIL 30, 1996 **
Row: 1, Col: 1, Value: 9.4
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 40.6
Row: 1, Col: 4, Value: 50.0
Row: 1, Col: 1, Value: 4.6
Row: 1, Col: 2, Value: 6.2
Row: 1, Col: 3, Value: 40.4
Row: 1, Col: 4, Value: 55.0
Stocks 90.6%
Short-term
investments 9.4%
FOREIGN
INVESTMENTS 0.6%
Stocks 95.4%
Short-term
investments 4.6%
FOREIGN
INVESTMENTS 0.0%
*

**
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.6%
 SHARES VALUE (NOTE 1)
  (000'S)
AEROSPACE & DEFENSE - 2.1%
McDonnell Douglas Corp.   842,000 $ 45,889
BASIC INDUSTRIES - 3.9%
CHEMICALS & PLASTICS - 3.5%
Cytec Industries, Inc. (a)  516,100  18,451
du Pont (E.I.) de Nemours & Co.   200,000  18,550
Monsanto Co.   200,000  7,925
PPG Industries, Inc.   100,000  5,700
Raychem Corp.   100,000  7,812
Rohm & Haas Co.   75,000  5,353
Sealed Air Corp. (a)  283,700  11,029
Valspar Corp.   15,000  737
  75,557
METALS & MINING - 0.1%
Superior Telecom, Inc. (a)  57,600  1,022
PAPER & FOREST PRODUCTS - 0.3%
Fort Howard Corp. (a)  259,000  6,637
TOTAL BASIC INDUSTRIES   83,216
CONGLOMERATES - 2.5%
AlliedSignal, Inc.   782,000  51,221
United Technologies Corp.   22,800  2,936
  54,157
CONSTRUCTION & REAL ESTATE - 1.0%
BUILDING MATERIALS - 0.7%
Armstrong World Industries, Inc.   206,000  13,750
CONSTRUCTION - 0.2%
Cavalier Homes, Inc.   29,850  556
Continental Homes Holding Corp.   17,500  284
Oakwood Homes Corp.   105,000  2,783
  3,623
REAL ESTATE - 0.1%
Stewart Enterprises, Inc. Class A  75,000  2,569
TOTAL CONSTRUCTION & REAL ESTATE   19,942
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000'S)
DURABLES - 6.1%
AUTOS, TIRES, & ACCESSORIES - 2.4%
Lear Corp. (a)  561,500 $ 20,775
TRW, Inc.   338,400  30,625
United Auto Group, Inc.   3,100  107
  51,507
CONSUMER ELECTRONICS - 0.6%
Black & Decker Corp.   317,000  11,848
TEXTILES & APPAREL - 3.1%
NIKE, Inc. Class B  914,000  53,812
VF Corp.   194,000  12,683
  66,495
TOTAL DURABLES   129,850
ENERGY - 9.8%
ENERGY SERVICES - 0.9%
Noble Drilling Corp. (a)  1,013,000  18,867
OIL & GAS - 8.9%
Chevron Corp.   450,000  29,587
Cooper Cameron Corp. (a)  98,000  6,260
Kerr-McGee Corp.   400,000  25,100
Mobil Corp.   159,500  18,622
Phillips Petroleum Co.   500,000  20,500
Texaco, Inc.   359,000  36,483
United Meridian Corp. (a)  102,000  4,807
Unocal Corp.   1,400,000  51,275
  192,634
TOTAL ENERGY   211,501
FINANCE - 13.3%
BANKS - 2.6%
AmSouth Bancorporation  170,000  7,884
BankAmerica Corp.   182,000  16,653
Barnett Banks, Inc.   100,000  3,812
Commerce Bancshares, Inc.   30,000  1,301
Firstmerit Corp.   10,000  325
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000'S)
FINANCE - CONTINUED
BANKS - CONTINUED
Mercantile Bankshares Corp.   63,000 $ 1,898
Republic New York Corp.   255,000  19,444
Wachovia Corp.  100,000  5,375
  56,692
CREDIT & OTHER FINANCE - 0.4%
Finova Group, Inc.   88,500  5,465
Money Store, Inc.   137,000  3,528
Southern Pacific Funding Corp. (a)  1,500  47
  9,040
FEDERAL SPONSORED CREDIT - 1.8%
Student Loan Marketing Association  474,200  39,240
INSURANCE - 7.6%
AMBAC, Inc.   65,000  4,062
American International Group, Inc.   238,000  25,853
American Reinsurance Corp.   41,800  2,691
CIGNA Corp.   132,000  17,226
GCR Holdings Ltd.  4,800  112
MGIC Investment Corp.   165,000  11,323
Old Republic International Corp.   245,000  6,064
Reliastar Financial Corp.   30,000  1,590
SunAmerica, Inc.   423,000  15,862
Travelers, Inc. (The)  1,452,000  78,771
  163,554
SAVINGS & LOANS - 0.6%
Charter One Financial Corp.   89,250  3,877
Standard Federal Bancorp., Inc.   40,000  2,140
Washington Mutual, Inc.   132,000  5,577
  11,594
SECURITIES INDUSTRY - 0.3%
United Asset Management Corp.   276,000  6,762
TOTAL FINANCE   286,882
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000'S)
HEALTH - 8.4%
DRUGS & PHARMACEUTICALS - 6.8%
Amgen, Inc. (a)  809,000 $ 49,602
Biogen, Inc. (a)  100,000  7,450
Merck & Co., Inc.   707,000  52,406
Pfizer, Inc.   200,000  16,550
Rhone Poulenc Rorer, Inc.   113,000  7,585
Schering-Plough Corp.   200,000  12,800
  146,393
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Becton, Dickinson & Co.   116,600  5,072
Johnson & Johnson  206,200  10,155
Sybron International, Inc. (a)  69,000  2,010
  17,237
MEDICAL FACILITIES MANAGEMENT - 0.8%
HEALTHSOUTH Rehabilitation Corp. (a)  100,000  3,750
OrNda Healthcorp (a)  519,000  14,143
  17,893
TOTAL HEALTH   181,523
INDUSTRIAL MACHINERY & EQUIPMENT - 5.1%
ELECTRICAL EQUIPMENT - 3.3%
American Power Conversion Corp. (a)  4,700  100
General Electric Co.   698,000  67,532
Hubbell, Inc. Class B  48,000  1,962
  69,594
INDUSTRIAL MACHINERY & EQUIPMENT - 1.6%
Dover Corp.   400,000  20,550
Illinois Tool Works, Inc.   182,000  12,786
JLG Industries, Inc.   101,000  1,515
  34,851
POLLUTION CONTROL - 0.2%
Wheelabrator Technologies, Inc.   299,000  4,634
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   109,079
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000'S)
MEDIA & LEISURE - 3.2%
ENTERTAINMENT - 0.3%
Carnival Cruise Lines, Inc. Class A  180,000 $ 5,422
LEISURE DURABLES & TOYS - 2.7%
Callaway Golf Co.   1,892,400  57,955
LODGING & GAMING - 0.1%
Homegate Hospitality, Inc.   47,300  414
International Game Technology Corp.   65,000  1,373
  1,787
PUBLISHING - 0.1%
Washington Post Co. Class B  8,200  2,698
TOTAL MEDIA & LEISURE   67,862
NONDURABLES - 7.6%
AGRICULTURE - 0.3%
Pioneer Hi-Bred International, Inc.   99,000  6,645
FOODS - 2.4%
Campbell Soup Co.   200,000  16,000
ConAgra, Inc.   300,000  14,963
Hershey Foods Corp.   100,000  4,837
Interstate Bakeries Corp.  50,000  2,119
Ralston Purina Group  214,000  14,151
  52,070
HOUSEHOLD PRODUCTS - 4.4%
Alberto Culver Co. Class B  20,000  915
Clorox Co.   175,000  19,097
First Brands Corp.   52,500  1,490
Procter & Gamble Co.   727,000  71,973
  93,475
TOBACCO - 0.5%
RJR Nabisco Holdings Corp.   400,000  11,550
TOTAL NONDURABLES   163,740
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000'S)
RETAIL & WHOLESALE - 4.6%
APPAREL STORES - 0.8%
Gap, Inc.   594,400 $ 17,238
Hibbett Sporting Goods, Inc. (a)  11,900  244
  17,482
GENERAL MERCHANDISE STORES - 1.2%
Mercantile Stores Co., Inc.   91,000  4,516
Woolworth Corp. (a)  1,060,000  22,260
  26,776
GROCERY STORES - 1.8%
American Stores Co.   274,000  11,337
Safeway, Inc. (a)  632,600  27,122
  38,459
RETAIL & WHOLESALE, MISCELLANEOUS - 0.8%
Borders Group, Inc. (a)  363,000  11,434
Tiffany & Co., Inc.   139,700  5,169
  16,603
TOTAL RETAIL & WHOLESALE   99,320
SERVICES - 0.6%
ADVERTISING - 0.4%
Omnicom Group, Inc.   152,000  7,562
SERVICES - 0.2%
Robert Half International, Inc. (a)  128,000  5,136
Staffmark, Inc. (a)  32,000  416
  5,552
TOTAL SERVICES   13,114
TECHNOLOGY - 10.5%
COMMUNICATIONS EQUIPMENT - 1.4%
Tellabs, Inc. (a)  353,000  30,049
COMPUTER SERVICES & SOFTWARE - 2.2%
Award Software International, Inc.   35,500  249
Computer Associates International, Inc.   524,000  30,981
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000'S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Compuware Corp. (a)  297,000 $ 15,667
TALX Corp.   9,400  67
  46,964
COMPUTERS & OFFICE EQUIPMENT - 5.9%
Applied Magnetics Corp. (a)  22  -
Comdisco, Inc.   83,000  2,480
Compaq Computer Corp. (a)  458,000  31,888
Dell Computer Corp. (a)  100,000  8,137
International Business Machines Corp.   22,000  2,838
Sun Microsystems, Inc. (a)  357,900  21,832
Western Digital Corp. (a)  601,000  29,149
Xerox Corp.   669,000  31,025
  127,349
ELECTRONICS - 1.0%
Intel Corp.   200,000  21,975
TOTAL TECHNOLOGY   226,337
TRANSPORTATION - 0.4%
AIR TRANSPORTATION - 0.4%
AMR Corp. (a)  76,000  6,384
Comair Holdings, Inc.   81,400  1,638
  8,022
UTILITIES - 11.5%
ELECTRIC UTILITY - 8.4%
Allegheny Power System, Inc.   404,500  12,084
DQE, Inc.   219,400  6,308
Dominion Resources, Inc.  548,000  20,687
Entergy Corp.  1,091,000  30,548
FPL Group, Inc.   156,000  7,176
Florida Progress Corp.   279,400  9,325
GPU, Inc.   466,200  15,326
Illinova Corp.   254,500  6,935
IPALCO Enterprises, Inc.   133,800  3,596
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000'S)
UTILITIES - CONTINUED
ELECTRIC UTILITY - CONTINUED
Ohio Edison Co.   291,000 $ 6,075
Southern Co.   696,000  15,399
Texas Utilities Co.   1,166,000  47,223
  180,682
GAS - 0.1%
National Fuel Gas Co.   81,000  3,017
TELEPHONE SERVICES - 2.9%
Cincinnati Bell, Inc.   140,000  6,912
Smartalk Teleservices, Inc.   31,700  476
Viatel, Inc.   47,400  569
WorldCom, Inc. (a)  2,188,000  53,332
  61,289
WATER - 0.1%
American Water Works, Inc.   154,000  3,138
TOTAL UTILITIES   248,126
TOTAL COMMON STOCKS
(Cost $1,731,707)   1,948,560
U.S. TREASURY OBLIGATIONS - 0.0%
 PRINCIPAL AMOUNT
 (000S)
U.S. Treasury Bill, yield at date of purchase
5.13%, 3/6/97 (Cost $981) $ 1,000  982
CASH EQUIVALENTS - 9.4%
 MATURITY AMOUNT
 (000S)
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 5.54%, dated
10/31/96 due 11/1/96 $ 201,972  201,941
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,934,629)  $ 2,151,483
LEGEND
1. Non-income producing
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,935,008,000. Net unrealized appreciation aggregated $216,475,000, of which $235,138,000 related to appreciated investment securities and $18,663,000 related to depreciated investment securities. The fund hereby designates approximately $47,043,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) OCTOBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase                    $ 2,151,483
agreements of $201,941) (cost $1,934,629) -
See accompanying schedule

Receivable for investments sold                                              1,514

Receivable for fund shares sold                                              9,266

Dividends receivable                                                         2,045

Other receivables                                                            46

 TOTAL ASSETS                                                                2,164,354

LIABILITIES

Payable to custodian bank                                          $ 209

Payable for investments purchased                                   9,332

Payable for fund shares redeemed                                    6,937

Accrued management fee                                              828

Other payables and accrued expenses                                 560

 TOTAL LIABILITIES                                                           17,866

NET ASSETS                                                                  $ 2,146,488

Net Assets consist of:

Paid in capital                                                             $ 1,731,109

Undistributed net investment income                                          19,271

Accumulated undistributed net realized gain (loss) on                        179,254
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                216,854
investments

NET ASSETS, for 93,849 shares outstanding                                   $ 2,146,488

NET ASSET VALUE, offering price and redemption price                         $22.87
per share ($2,146,488 (divided by) 93,849 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                     $ 32,441
Dividends

Interest                                                               10,111

 TOTAL INCOME                                                          42,552

EXPENSES

Management fee                                             $ 13,162
Basic fee

 Performance adjustment                                     (1,531)

Transfer agent fees                                         4,705

Accounting fees and expenses                                791

Non-interested trustees' compensation                       7

Custodian fees and expenses                                 78

Registration fees                                           172

Audit                                                       49

Legal                                                       15

Interest                                                    1

Miscellaneous                                               18

 Total expenses before reductions                           17,467

 Expense reductions                                         (1,302)    16,165

NET INVESTMENT INCOME                                                  26,387

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      168,857

 Futures contracts                                          10,771     179,628

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      24,143

 Futures contracts                                          1,244      25,387

NET GAIN (LOSS)                                                        205,015

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 231,402
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED     YEAR ENDED
                                                          OCTOBER 31,    OCTOBER 31,
                                                          1996           1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 26,387       $ 27,165
Net investment income

 Net realized gain (loss)                                  179,628        223,161

 Change in net unrealized appreciation (depreciation)      25,387         127,230

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           231,402        377,556
FROM OPERATIONS

Distributions to shareholders                              (27,901)       (14,996)
From net investment income

 From net realized gain                                    (207,412)      (31,228)

 TOTAL DISTRIBUTIONS                                       (235,313)      (46,224)

Share transactions                                         973,116        1,143,822
Net proceeds from sales of shares

 Reinvestment of distributions                             227,237        44,136

 Cost of shares redeemed                                   (1,137,993)    (513,551)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           62,360         674,407
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  58,449         1,005,739

NET ASSETS

 Beginning of period                                       2,088,039      1,082,300

 End of period (including undistributed net investment    $ 2,146,488    $ 2,088,039
income of $19,271 and $21,870, respectively)

OTHER INFORMATION
Shares

 Sold                                                      45,067         56,254

 Issued in reinvestment of distributions                   10,899         2,513

 Redeemed                                                  (52,752)       (25,272)

 Net increase (decrease)                                   3,214          33,495


FINANCIAL HIGHLIGHTS

                                    YEARS ENDED OCTOBER 31,

                                    1996                      1995      1994 B    1993      1992

SELECTED PER-SHARE DATA

Net asset value, beginning          $ 23.04                   $ 18.94   $ 19.48   $ 17.27   $ 16.74
of period

Income from Investment
Operations

 Net investment income               .26                       .30       .21       .19       .19

 Net realized and unrealized         2.10                      4.57      .50       3.20      1.89
 gain (loss)

 Total from investment               2.36                      4.87      .71       3.39      2.08
operations



Less Distributions

 From net investment income          (.30)                     (.25)     (.21)     (.19)     (.23)

 From net realized gain              (2.23)                    (.52)     (1.04)    (.99)     (1.32)

 Total distributions                 (2.53)                    (.77)     (1.25)    (1.18)    (1.55)

Net asset value, end of period      $ 22.87                   $ 23.04   $ 18.94   $ 19.48   $ 17.27

TOTAL RETURN A                       11.31%                    26.98%    4.01%     20.76%    13.99%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 2,146                   $ 2,088   $ 1,082   $ 790     $ 341
(in millions)

Ratio of expenses to average         .81%                      .96%      1.07%     1.11%     1.16%
net assets

Ratio of expenses to average net     .75%                      .93%      1.05%     1.09%     1.16%
assets after expense                C                         C         C         C
reductions

Ratio of net investment income       1.22%                     1.81%     1.43%     1.39%     1.79%
to average net assets

Portfolio turnover rate              297%                      221%      139%      279%      255%

Average commission rate D           $ .0389


J THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
K EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
L FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
M FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Disciplined Equity Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $5,861,422,000 and $5,866,134,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $720,639,000 and $931,163,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus) .20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .54% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets. ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $795,000 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $4,560,000. The weighted average interest rate was 6.15%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,206,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $22,000 and $74,000, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Disciplined Equity Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Capital Trust: Fidelity Disciplined Equity Fund, including the schedule of portfolio investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Capital Trust: Fidelity Disciplined Equity Fund, as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 6, 1996
DISTRIBUTIONS


The Board of Trustees of Fidelity Disciplined Equity Fund voted to pay on December 9, 1996, to shareholders of record at the opening of business on December 6, 1996, a distribution of $1.49 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.23 per share from net investment income.
A total of 2.65% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 14% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders. The fund will notify shareholders in January 1997 of these percentages for use in preparing 1996 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
 To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Bradford F. Lewis, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
State Street Bank and Trust Company
North Quincy, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
* INDEPENDENT TRUSTEES
 AUTOMATED LINE FOR QUICKEST SERVICE